                                                                    EXHIBIT 10.1

                              NET LEASE AGREEMENT

                             WILLOWS COMMERCE PARK



                    OPUS/PUGET WESTERN I, L.L.C. - LANDLORD

                   McCAW PROPERTY INVESTMENTS, INC. - TENANT



                            DATED: OCTOBER 31, 1995

                              NET LEASE AGREEMENT
                             WILLOWS COMMERCE PARK

                                    CONTENTS

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                                                                            PAGE
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ARTICLE I. TERM OF LEASE....................................................  1

     Section 1.1 Term of Lease..............................................  1
     Section 1.2 Options to Renew...........................................  1

ARTICLE II. CONSTRUCTION OF IMPROVEMENTS....................................  1

     Section 2.1 Landlord's Improvements....................................  1
     Section 2.2 Possession of Premises.....................................  2
     Section 2.3 Representatives............................................  2
     Section 2.4 Construction Guaranty......................................  2
     Section 2.5 Tenant's Acceptance of Premises............................  3

ARTICLE III. BASIC RENT.....................................................  3

     Section 3.1 Basic Rent.................................................  3
     Section 3.2 Basic Rent Adjustment......................................  3
     Section 3.3 Additional Rent............................................  4
     Section 3.4 Delinquent Payments........................................  4
     Section 3.5 Independent Obligations....................................  4
     Section 3.6 Security Deposit...........................................  4

ARTICLE IV. USE OF PREMISES.................................................  4

     Section 4.1 Permitted Use..............................................  4
     Section 4.2 Preservation of Premises...................................  5
     Section 4.3 Acceptance of Premises.....................................  5

ARTICLE V. COMMON AREA CHARGES AND IMPOSITIONS..............................  5

     Section 5.1 Definitions................................................  5
     Section 5.2 Payment....................................................  6
     Section 5.3 Common Area Maintenance....................................  6

ARTICLE VI. INSURANCE.......................................................  7

     Section 6.1 Landlord's Property Insurance and Waiver of Subrogation....  7
     Section 6.2 Liability Insurance Coverage...............................  7
     Section 6.3 Insurance Provisions.......................................  7
     Section 6.4 Tenant's Property Insurance and Waiver of Subrogation......  8
     Section 6.5 Other Insurance............................................  8
     Section 6.6 Blanket Insurance Coverage.................................  8

ARTICLE VII. UTILITIES......................................................  8

     Section 7.1 Payment of Utilities.......................................  8
     Section 7.2 Interruption...............................................  8

ARTICLE VIII. REPAIRS.......................................................  9

     Section 8.1 Tenant's Repairs...........................................  9
     Section 8.2 Landlord's Repairs.........................................  9
     Section 8.3 Prohibition Against Waste.................................. 10
     Section 8.4 Landlord's Right to Effect Repairs......................... 10
     Section 8.5 Misuse or Neglect.......................................... 10

                                       i
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
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ARTICLE IX. COMPLIANCE WITH LAWS AND ORDINANCES ..........................  10

     Section 9.1   Compliance with Laws and Ordinances ...................  10
     Section 9.2   Compliance with Permitted Encumbrances ................  10
     Section 9.3   Compliance with Hazardous Materials Laws ..............  10
     Section 9.4   Hazardous Materials Representation by Landlord ........  11
     Section 9.5   Cost of Compliance with Hazardous Materials Laws ......  11
     Section 9.6   Discovery of Hazardous Materials ......................  11
     Section 9.7   Indemnification .......................................  12
     Section 9.8   Environmental Site Assessments ........................  12
     Section 9.9   Acts or Omissions Regarding Hazardous Materials .......  12
     Section 9.10  Survival ..............................................  12

ARTICLE X. MECHANIC'S LIENS AND OTHER LIENS ..............................  12

     Section 10.1  Freedom from Liens ....................................  12
     Section 10.2  Landlord's Indemnification ............................  13
     Section 10.3  Removal of Liens ......................................  13

ARTICLE XI. INTENT OF PARTIES ............................................  13

     Section 11.1  Net Lease .............................................  13

ARTICLE XII. DEFAULTS OF TENANT ..........................................  13

     Section 12.1  Event of Default ......................................  13
     Section 12.2  Surrender of Premises .................................  14
     Section 12.3  Reletting by Landlord .................................  14
     Section 12.4  Non-Termination of Lease ..............................  14
     Section 12.5  Termination of Lease ..................................  15
     Section 12.6  No Waiver .............................................  15
     Section 12.7  Landlord's Remedies ...................................  15
     Section 12.8  Bankruptcy ............................................  15

ARTICLE XIII. DESTRUCTION AND RESTORATION ................................  16

     Section 13.1  Landlord's Repair Obligations .........................  16
     Section 13.2  Other Damage ..........................................  16
     Section 13.3  Rent Apportionment ....................................  17

ARTICLE XIV. CONDEMNATION ................................................  17

     Section 14.1  General Rights Upon Condemnation ......................  17
     Section 14.2  Award .................................................  17

ARTICLE XV. ASSIGNMENT, SUBLETTING, ETC. .................................  17

     Section 15.1  Permitted Subletting and Assigning by Tenant ..........  17
     Section 15.2  Restriction on transfer ...............................  17
     Section 15.3  Restriction From Further Assignment ...................  19
     Section 15.4  Landlord's Termination Rights .........................  19
     Section 15.5  Tenant's Failure to Comply ............................  19
     Section 15.6  Sharing of Excess Rent ................................  19

ARTICLE XVI. SUBORDINATION, NONDISTURBANCE, NOTICE TO
             MORTGAGEE AND ATTORNMENT ....................................  19

     Section 16.1  Subordination by Tenant ...............................  19
     Section 16.2  Landlord's Default ....................................  20
     Section 16.3  Attornment ............................................  20


                                       ii


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
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ARTICLE XVII. SIGNS .......................................................  20

     Section 17.1 Tenant's Signs ..........................................  20

ARTICLE XVIII. REPORTS BY TENANT ..........................................  20

     18.1 Annual Statements ...............................................  20

ARTICLE XIX. CHANGES AND ALTERATIONS ......................................  21

     19.1 Tenant's Changes and Alterations ................................  21

ARTICLE XX. MISCELLANEOUS PROVISIONS ......................................  21

     Section 20.1 Entry by Landlord .......................................  21
     Section 20.2 Exhibition of Premises ..................................  22
     Section 20.3 Indemnification .........................................  22
     Section 20.4 Notices .................................................  22
     Section 20.5 Quiet Enjoyment .........................................  23
     Section 20.6 Landlord's Continuing Obligations .......................  23
     Section 20.7 Estoppel ................................................  23
     Section 20.8 Rules and Regulations ...................................  24
     Section 20.9 Memorandum of Lease .....................................  24
     Section 20.10 Severability ...........................................  24
     Section 20.11 Successors and Assigns .................................  24
     Section 20.12 Captions ...............................................  24
     Section 20.13 Relationship of Parties ................................  24
     Section 20.14 Entire Agreement .......................................  24
     Section 20.15 No Merger ..............................................  24
     Section 20.16 Possession and Use .....................................  24
     Section 20.17 No Surrender During Lease Term .........................  24
     Section 20.18 Surrender of Premises ..................................  25
     Section 20.19 Holding Over ...........................................  25
     Section 20.20 Landlord Approvals .....................................  25
     Section 20.21 Survival ...............................................  25
     Section 20.22 Attorneys' Fees ........................................  25
     Section 20.23 Landlord's Limited Liability ...........................  25
     Section 20.24 Broker .................................................  26
     Section 20.25 Preparation of Lease; Governing Law ....................  26
     Section 20.26 Joint and Several Liability ............................  26
     Section 20.27 Time Is of the Essence .................................  26
     Section 20.28 Words and Phrases ......................................  26
     Section 20.29 Prior Agreements .......................................  27
     Section 20.30 No Oral Amendments .....................................  27

EXHIBITS:

     Exhibit A:   Site Plan of the Park
     Exhibit A-1: Space Plan - First Floor
     Exhibit B:   Legal Description and Permitted Encumbrances
     Exhibit C:   Outline Specifications
     Exhibit D:   Final Working Drawings
     Exhibit E:   Form of Subordination Agreement
     Exhibit F:   Sign Standards
     Exhibit G:   Rules and Regulations

                              NET LEASE AGREEMENT

     This NET LEASE AGREEMENT ("Lease") is made as of the 31st day of October, 199__, by and between OPUS/PUGET WESTERN I, L.L.C., a Delaware limited liability company ("Landlord"), and MCCAW PROPERTY INVESTMENTS, INC., a Washington corporation, and any other person or entity which is a signator on page 29 hereof (individually and collectively, "Tenant").

                                     GRANT

     Landlord, for and in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant, its successors and assigns, to be paid, kept, observed and performed, does hereby lease, rent, let and demise unto Tenant, and Tenant does hereby take and hire, upon and subject to the conditions and limitations hereinafter contained, that certain space (the "Premises") shown and designated on the Site Plan attached as EXHIBIT A hereto (the "Site Plan") in Building One (the "Building") and containing approximately 92,183 square feet of rentable floor area consisting of approximately 30,000 square feet of office space and 62,183 square feet of warehouse space as set forth in the Floor Plan attached as EXHIBIT A-1 hereto. The area of each respective space shall be certified by Landlord's architect. The Premises are part of the property known as Willows Commerce Park (the "Park"), shown on the Site Plan and situated in the City of Redmond, County of King and State of Washington, described in EXHIBIT B attached hereto and made a part hereof, and Tenant is also hereby granted the non-exclusive license to use, in common with Landlord and other tenants of the Park and their respective officers, directors, licensees, permittees, and customers, all Common Areas (as hereinafter defined) of the Park as the same may exist from time to time.


                                   ARTICLE I.
                                 TERM OF LEASE

     SECTION 1.1 TERM OF LEASE. The initial term of this Lease shall commence on the Commencement Date (as defined in Section 2.2), and shall end ten (10) years thereafter. The initial term of the Lease, as set forth above, is sometimes hereinafter referred to as the "Initial Term." Any reference to the term of this Lease or similar reference shall be a reference to the Initial Term together with any renewal terms (if any) of this Lease or any extensions to or modifications of the Initial Term. Tenant shall not be liable to Landlord for the payment of Basic Rent (as hereinafter defined) until the Commencement Date as defined in Section 2.2.

     SECTION 1.2 OPTION TO RENEW. Tenant shall have the right, subject to all provisions of this Section 1.2, to extend the term of this Lease for Two (2) consecutive and successive periods of five (5) years, each of which is a "Renewal Term" and all of which are sometimes collectively the "Renewal Terms", provided that:

     (a) This Lease is in full force and effect and Tenant is not in default in the performance of any of the terms, covenants and conditions herein contained, subject to any notice required hereunder, if any, and any applicable grace or cure period, if any, at the time of exercise of the right of renewal or at the time set for commencement of the Renewal Term;

     (b) Tenant shall exercise its right to each of the Renewal Terms provided herein, if at all, by notice to Landlord in writing of its election to exercise the right to renew the terms of this Lease, at least one hundred eighty (180) days prior to the Commencement Date of the Renewal Term being exercised; and

     (c) Each Renewal Term shall be upon the same terms, covenants and conditions as provided in this Lease; provided, however, that the monthly Basic Rent shall be one hundred percent (100%) of the then "fair market rent" (defined below) for the premises. For purposes of this Lease, "fair market rent" shall mean the rental rate per rentable square foot that willing, non-equity, non-renewal tenants are paying for comparable space (as allocated between the office space and warehouse space) in the Park and in comparable buildings in the Redmond/Woodinville/Bothell area for leases having a five-year term. Landlord shall advise Tenant in writing of Landlord's determination of fair market rent for the premises not later than thirty (30) days after Tenant exercises its renewal right. Within thirty (30) days after receive Landlord's determination of fair market rent, Tenant shall notify Landlord in writing whether or not Tenant accepts Landlord's determination of fair market rent. If
          Tenant disagrees with Landlord's determination of fair market rent, Tenant shall advise Landlord of Tenant's determination of fair market rent in the notice required pursuant to the preceding sentence. If Tenant fails to notify Landlord within such thirty-day period, then Tenant's notice exercising its renewal rights under this Section 1.2 shall be deemed null and void, unless otherwise agreed in writing by Landlord and Tenant. If Tenant does not accept Landlord's determination of fair market rent, and Tenant has given the notice required above, the parties shall promptly meet and attempt to resolve their differences. If the parties have not agreed on the fair market rent within thirty (30) days after Tenant has exercised its renewal right, then, unless otherwise agreed in writing by the parties, the parties shall submit the matter to arbitration in accordance with the terms described below. The last day of such sixty-day period shall be referred to in this Lease as the "Arbitration Commencement Date." The arbitration will be conducted by a single MAI real estate appraiser who has been active over the five-year period ending on the Arbitration Commencement Date in the appraisal of office and warehouse properties in the Redmond/Woodinville/Bothell area. In the event that the parties cannot agree upon the appraiser, the appraiser will be appointed by the Seattle office of the American Arbitration Association upon the application of either party. Within thirty (30) days after the selection of the appraiser, the appraiser shall determine the fair market rent. The arbitrator shall have no power to modify the provisions of this Lease. The determination of the arbitrator will be final and binding upon Landlord and Tenant. The cost of the Arbitration will be paid by Landlord if the fair market rent is ninety percent (90%) or less than the fair market rent specified in the notice given by Landlord to Tenant; by Tenant if the fair market rent is one hundred ten percent (110%) of more than the fair market rent specified in the notice given by Tenant to Landlord; and otherwise shall be shared equally by Landlord and Tenant.

                                  ARTICLE II.
                          CONSTRUCTION OF IMPROVEMENTS

     SECTION 2.1 LANDLORD'S IMPROVEMENTS. Landlord agrees to furnish at Landlord's sole cost and expense all of the material, labor, and equipment for the construction of the Premises in accordance with the Outline Specifications which are attached hereto and made a part hereof as EXHIBIT C and the Final Working Drawings (as defined below)("Landlord's Improvements"). Landlord's Improvements shall be constructed in a good and workmanlike manner in accordance with the Outline Specifications and Landlord agrees to complete the construction thereof in accordance with the applicable building code as it is presently interpreted and enforced by the governmental bodies having jurisdiction thereof. Landlord agrees, at its cost, to cause final plans and specifications to be prepared in accordance with the Outline Specifications and the aforesaid building code and to submit the same to Tenant for its approval. If Tenant objects to any portion of the submitted final plans and specifications, it shall notify Landlord within ten (10) days after receipt of such plans and specifications. Tenant also agrees that it will not withhold its approval except for just and reasonable cause and will not act in an arbitrary or capricious manner with respect to the approval of the final plans and specifications. The Final Working Drawings and specifications shall be approved by Landlord and Tenant by affixing thereon the signature or initials of an authorized officer or employee of each of the respective parties hereto and copies thereof shall be deemed attached to each party's copy of this Lease and made a part hereof as EXHIBIT D (the "Final Working Drawings"). Such EXHIBIT D shall be in lieu of and shall replace EXHIBIT C except as to nonconstruction matters contained in EXHIBIT C such as allowances and exclusions not expressly and specifically superseded by EXHIBIT D. The signature of a Designated Representative (as hereinafter defined) shall be deemed conclusive evidence of the approval indicated by such signature. Landlord agrees to appoint competent personnel to work with Tenant in the preparation of the Final Working Drawings and specifications for the Building and Tenant agrees to appoint an officer or employee of Tenant to work with Landlord in the preparation of the Final
Working Drawings and specifications for the Building. When Landlord requests Tenant to specify details or layouts, Tenant shall specify same, subject to the provisions of the Outline Specifications, so as not to delay completion of the Landlord's Improvements. The target date for the delivery of the Premises to Tenant in shell condition is November 27, 1995 (the "Target Delivery Date"), which is the estimated date the Premises will be available to Tenant for Tenant to commence constructing its Tenant Improvements and Landlord will use its reasonable best efforts to deliver by that date. In the event Landlord has not delivered the Premises to Tenant in shell condition (the "Final Delivery Date") by December 18, 1995, then at Tenant's option, Landlord shall pay One Thousand Dollars for each day delivery is delayed beyond the Final Delivery Date; provided, if Landlord is unable to deliver the Premises to Tenant in shell condition by the Final Delivery Date, due to delays caused by Tenant, the Final Delivery Date shall be extended by the number of days of delay experienced by Landlord.

          TENANT IMPROVEMENTS. Tenant shall construct its improvements to the Premises ("Tenant Improvements") substantially in accordance with its plans ("Plans") to be submitted to Landlord. Landlord understands that Tenant will be making construction changes from the Plans throughout the Tenant Improvement construction period and that Landlord's approval shall not be required for such adjustments, unless the changes are materially different from the Plans. Tenant agrees to allow the

Landlord to submit a bid to construct the Tenant Improvements. Tenant may obtain a maximum of two bids from other contractors which must be approved by Landlord in advance of Tenant's request for bids. The decision to select the contractor to complete the Tenant Improvements shall be based on a bid process. Tenant shall use its sole discretion in selection of the contractor. Landlord shall work with Tenant to efficiently coordinate the completion of the Tenant Improvements (whether or not Landlord is selected as the contractor) with the completion of the Landlord Improvements. The Tenant Improvements shall be constructed in a good workmanlike manner, substantially in accordance with the Plans, and in accordance with the applicable building code as it is presently interpreted and enforced by the governmental bodies having jurisdiction thereof. Tenant agrees to submit the Plans to Landlord for Landlord's approval. Landlord shall have two (2) business days from receipt of the Plans to convey to Tenant any objections thereto. Landlord's failure to object within such two (2) business day period shall be deemed an acceptance of the Plans. Landlord agrees that it will not withhold its approval except for just and reasonable cause and will not act in an arbitrary or capricious manner with respect to approval of the Plans or any changes thereto. Upon completion of the Tenant Improvements and delivery of any applicable lien releases and certificates of occupancy, Landlord will deliver to Tenant the full dollar allowance for the Tenant Improvements as described below:

          office space             $  900,000.00
          warehouse space             186,549.00
          office space design          10,000.00
                                   -------------
               Total:              $1,096,549.00

In the event that Landlord is selected as a contractor for the Tenant Improvements, Tenant may choose to offset the allowance against the invoices for Tenant Improvements to be completed by Landlord.

     SECTION 2.2 POSSESSION OF PREMISES. Tenant shall not be liable to Landlord for the payment of Basic Rent or the payment of any other obligation to be paid by Tenant under this Lease until one hundred and thirty-three (133) days after the date Landlord's Improvements are substantially completed in accordance with
Section 2.1 (subject to Punch list items, correction of which do not materially interfere with Tenant's ability to commence construction of the Tenant Improvements, and the elevator, ("Commencement Date"). If the Tenant Improvements are completed earlier than 133 days after the Final Delivery Date, Tenant may occupy the Premises without triggering an earlier Commencement Date. If Tenant is unable to complete the Tenant Improvements within the 133 day period following Landlord's delivery of the Premises due to delays caused by Landlord, the Commencement Date shall be extended one (1) day of each day of delay caused by Landlord. Tenant shall be responsible for Landlord's increased cost of labor and materials if any, and loss of rent, arising out of delay in the completion of the Premises caused by Tenant's failure to comply in a timely manner with the requirements of Section 2.1.

     SECTION 2.3 REPRESENTATIVES. "Designated Representative" means any person authorized to speak and act on behalf of Landlord or Tenant and upon whom the other shall fully and unconditionally be entitled to rely for any and all purposes of this Lease until such designation shall be revoked or altered as hereinafter provided. Landlord hereby appoints Doug Klappenbach, Harry DeMarre, and Bart Brynestad as its Designated Representatives. Tenant hereby appoints Heidi Jung as its Designated Representative. Either party may change its Designated Representatives by notice to the other, but no such change or revocation of the power of a Designated Representative affect any approval or consent given by a party's Designated Representative prior to the other party receiving notice of revocation of such Designated Representative's appointment. Landlord or Tenant's approval or consent to any matter arising under this
Section 2 shall conclusively be evidenced by the signature of one of its Designated Representatives.

     SECTION 2.4 CONSTRUCTION GUARANTY. Landlord guarantees the Building and Landlord's Improvements (excluding Tenant Improvements if Landlord is not the contractor for such) against defective workmanship and/or materials for a period of one year from the date of substantial completion of Landlord's Improvements and Landlord agrees, at its sole cost and expense, to repair or replace any defective item occasioned by poor workmanship and/or materials during said one-year period, and performance of such one-year guaranty shall be Landlord's sole and exclusive obligation with respect to defective workmanship and/or materials, and Tenant's rights to enforce such one-year guaranty shall be Tenant's sole and exclusive remedy with respect to such defective workmanship and/or materials in limitation of any contract, warranty or other rights, whether express or implied, that Tenant may otherwise have under applicable law. The Landlord's Improvements shall be considered substantially completed at such time as the municipality having jurisdiction thereof issues a temporary or permanent certificate of occupancy permitting Tenant to occupy the Landlord's Improvements for the purposes set forth in Section 4.1 or takes such other action as may be customary to permit occupancy or use thereof; and the Premises are in a condition that will allow Tenant to commence the Tenant Improvements in a material way. Upon expiration of the one year guaranty of Landlord against defective workmanship and materials, Landlord shall assign to Tenant all warranties or guaranties of workmanship or materials given by subcontractors or materialmen that guarantee or warrant against defective workmanship or materials for a period of time in excess of the one-year period described above; provided, however, Landlord makes no warranty or representation that any of such warranties or guaranties will be assignable, but to the extent that any such warranties or guaranties are not assignable, Landlord agrees to cooperate with Tenant in the enforcement thereof by Tenant, at Tenant's sole cost and expense, and to cooperate with Tenant in the enforcement by Tenant, at Tenant's sole cost and expense, of any service contracts that provide service, repair or maintenance to any item incorporated in the Building for a period of time in excess of such one-year period.

     SECTION 2.5 TENANT'S ACCEPTANCE OF PREMISES. If on the date the Landlord's Improvements are substantially complete there should remain items of construction or finish work to be completed which do not materially interfere with Tenant's use, occupancy or enjoyment of the Premises, Landlord and Tenant shall within two (2) business days from the date the Landlord's Improvements are substantially complete prepare a written list (the "Punch List") of such uncompleted items. Landlord agrees to complete the Punch List item(s) within that time period which is reasonable for completion of such items, not to exceed thirty (30) business days. In the event of any dispute as to work performed or required to be performed by Landlord or the existence of any Punch List items or the completion thereof in accordance with the terms of the Lease, such dispute shall be reasonably decided by Landlord's architect, which is CNA Architecture Group, which decision shall be final and binding upon the parties.

     Subject to the preceding paragraph, the acceptance of possession by Tenant shall be deemed conclusively to establish that the Premises have been completed unless Tenant notifies Landlord in writing prior to commencement of the Term as to any items not completed. Tenant waives any claim as to matters not listed in said notice; provided, however, the failure by Tenant to list in such notice any incomplete item, the incompleteness of which was not reasonably discoverable within such two (2) business day period shall not constitute a waiver by Tenant with respect to such incomplete item. In the event Tenant discovers any such incomplete item after the Commencement Date of the Term, Tenant shall promptly furnish to Landlord written notice of such incomplete item. Tenant's sole and exclusive remedy with respect to any incomplete item shall be the right to cause Landlord to complete such item substantially in accordance with the Final Working Drawings pursuant to Section 2.4.

                                  ARTICLE III.
                                   BASIC RENT

     SECTION 3.1 BASIC RENT. In consideration of the leasing of the Premises and the construction of the Landlord's Improvements referred to in Article II hereof, Tenant covenants to pay Landlord, without previous demand therefor and without any right of setoff or deduction whatsoever (except as otherwise specifically permitted in this Lease), at the office of Landlord at:

          Opus/Puget Western I, L.L.C.
          c/o Opus Northwest, L.L.C., Manager
          200 112th Avenue N.E., Suite 205
          Bellevue, WA 98004

or at such other place or account as Landlord may from time to time designate in writing, a rental for the Term of this Lease in the following amounts:

          Months 10-4    -0-
          Months 5-60    $61,092
          Months 61-120  $70,255

payable monthly, in advance, commencing on the Commencement Date and continuing on the first day of each month thereafter for the succeeding months during the balance of the Term. The rent provided for in this Section 3.1 is hereinafter called the "Basic Rent."

     SECTION 3.2 BASIC RENT ADJUSTMENT. If the Term of this Lease does not commence on the first day of a calendar month or end on the last day of a calendar month, the installment of Basic Rent for the partial calendar month at the commencement or the termination of the term shall be prorated on the basis of the number of days of the term within such calendar month.

     SECTION 3.3 ADDITIONAL RENT. In the event Tenant fails to pay or discharge any imposition, insurance premium, utility charge, maintenance repair or replacement expense which it is obligated to pay or discharge, Landlord may, but shall not be obligated to pay the same, and in that event Tenant shall immediately reimburse Landlord therefor and pay the same as additional rent (all such items being sometimes hereinafter collectively referred to as "Additional Rent"), and Tenant hereby agrees to indemnify, defend and save Landlord harmless from and against such impositions, insurance premiums, utility charges, maintenance, repair and replacement expenses, all expenses relating to compliance with laws, and all other costs, fees, charges, expenses, reimbursements and obligations above referred to.

     SECTION 3.4 DELINQUENT PAYMENTS. All payments of Basic Rent and Additional Rent shall be payable without previous demand therefor and without any right of setoff or deduction whatsoever (except as specifically provided herein), and in case of nonpayment of any item of Additional Rent by Tenant when the same is due, Landlord shall have, in addition to all its own rights and remedies, all of the rights and remedies available to Landlord under the provisions of this Lease or by law in the case of nonpayment of Basic Rent. The performance and observance by Tenant of all the terms, covenants, conditions and agreements to be performed or observed by Tenant hereunder shall be performed and observed by Tenant at Tenant's sole cost and expense. Any installment of Basic Rent or Additional Rent or any other charges payable by Tenant under the provisions hereof which shall not be paid when due shall bear interest at an annual rate equal to five percent (5%) in excess of the published "prime rate" announced as such by Seattle-First National Bank, N.A., its successors or assigns, including by merger or other operation of law, from the date when the same is due hereunder until the same shall be paid, but in no event in excess of the maximum lawful rate permitted to be charged by Landlord against Tenant. Said rate of interest is sometimes hereinafter referred to as the "Maximum Rate of Interest."

     In addition, any installment of Basic Rent or Additional Rent or any other charges payable by Tenant under the provisions hereof which shall not be paid when due and which remain unpaid ten days thereafter shall be subject to a late payment fee of five percent (5%) of the unpaid amount.

     SECTION 3.5 INDEPENDENT OBLIGATIONS. Any term or provision of this Lease to the contrary notwithstanding, the covenants and obligations of Tenant to pay Basic Rent and Additional Rent hereunder shall be independent from any obligations, warranties or representations, express or implied, if any, of Landlord herein contained.

     SECTION 3.6 [INTENTIONALLY DELETED.]

                                  ARTICLE IV.
                                USE OF PREMISES

     SECTION 4.1 PERMITTED USE. The Premises including all buildings or other improvements hereafter erected upon the same shall be used for offices, warehouse, research and development, and light manufacturing (the "Permitted Use"), and no other use. Tenant shall not use or occupy the same, or knowingly permit them to be used or occupied, contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto, or in any manner which would violate any certificate of occupancy affecting the same, or which would make void or voidable any insurance then in force with respect thereto or which would make it impossible to obtain fire or other insurance thereon required to be furnished hereunder by Tenant, or which would cause structural injury to the improvements or cause the value or usefulness of the Premises, or any portion thereof, substantially to diminish (reasonable wear and tear excepted), or which would constitute a public or private nuisance or waste or would violate any Hazardous Materials Laws (as defined in Section 9.5), and Tenant agrees that it will promptly, upon discovery of any such use, take all necessary steps to compel the discontinuance of such use.

     SECTION 4.2 PRESERVATION OF PREMISES. Tenant shall not use, suffer, or permit the Premises, or any portion thereof, to be used by Tenant, any third party or the public in such manner as might reasonably tend to impair Landlord's title to the Premises, or any portion thereof, or in such manner as might reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or third persons, or of implied dedication of the Premises, or any portion thereof. Nothing in this Lease contained and no action or inaction by Landlord shall be deemed or construed to mean that Landlord has granted to Tenant any right, power or permission to do any act or make any agreement that may create, or give rise to or be the foundation for any such right, title, interest, lien, charge or other encumbrance upon the estate of Landlord in the Premises.

     SECTION 4.3 ACCEPTANCE OF PREMISES. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability or fitness of either for the conduct of Tenant's business or for any other purpose. Tenant shall comply with any reasonable recorded covenants, conditions, and restrictions affecting the

Premises and the Building as of the Commencement Date or which are recorded during the Lease Term that do not interfere with Tenant's existing operations.

                                   ARTICLE V.
                      COMMON AREA CHARGES AND IMPOSITIONS

     SECTION 5.1 DEFINITIONS.

     "COMMON AREA" shall mean the entire area designated from time to time by Landlord for the common use or benefit of the tenants of the Park and other persons entitled to use the same, including, without limitation, parking lots (permanent and temporary), landscaped and vacant areas, passages for trucks and automobiles, area-ways, roads, walks, curbs, corridors, stairs and ramps, together with common utility facilities, storm water detention facilities, whether located within or outside of the Park, and the exterior of buildings to the extent permitted by the definition of Common Area Costs.

     "COMMON AREA COSTS" shall mean all costs and expenses of operating, maintaining, repairing and replacing the Common Area and shall include, but not be limited to, all sums expended in connection with the Common Area for operating, maintaining, repairing, lighting, cleaning, sealing, striping, inspecting, painting (including the exterior of buildings of the Park), and removing snow, ice, debris and surface water; all insurance costs incurred by Landlord in connection with the Park, including liability insurance for personal injury, death, and property damage and contractual liability, worker's compensation insurance, insurance against all risks of physical loss (including earthquake and flood if required by Landlord's Mortgagee) or other casualties, rental loss, workmen's compensation and employer's liability insurance, and including any "deductible" or self-insured retention cost incurred in connection with any covered loss; surcharges levied upon or assessed against parking spaces or areas; payments to or for public transit or car pooling facilities or otherwise, as required by governmental authorities having jurisdiction over the Park; costs incurred by Landlord in connection with complying with applicable federal, state or local environmental or other legal requirements not applicable or required at the Commencement Date; the cost of repairing, cleaning and painting the exterior of all buildings in the Park, including the roof membrane; costs of providing security guards, if any; the acquisition costs (rental fees and/or purchase price (amortized over the useful life thereof), or, in lieu of purchase price, the annual depreciation (over the useful life thereof) applicable thereto) of machinery and equipment used in connection with the maintenance and operation of the Common Areas; the costs of any capital improvements to the buildings in the Park which are for the purpose of reducing energy costs or Common Area Costs, provided, however, if under generally accepted accounting principles such costs should be capitalized, the amount included within any period shall equal the amount amortized for such period; all costs and expenses of service and maintenance contracts, including, but not limited to, fire sprinkler systems, electronic intrusion and fire control and telephone alert system; machinery and equipment depreciation; all costs and expenses for inspecting, repairing and maintaining machinery and equipment used in the operation of the Common Area; all costs and expenses of inspecting, maintaining, repairing and replacing drainage, landscaping, wetlands and irrigation systems, sanitary sewer systems, sprinklers and other fire protection systems, and electrical, gas and water systems; all reasonable costs and expenses paid or incurred by Landlord for professional and other services (including consultants, attorneys, appraisers and experts) in connection with contesting or attempting to lower Taxes or to resist increased Taxes; all costs and expenses of traffic regulation, directional signs and traffic consultants; all costs and expenses of planting and replacing flowers, shrubbery and planters; all costs and expenses of replacement of, and repairing, paving, curbs, sidewalks, walkways, roadways, loading docks shared by two or more tenants, parking surfaces, drainage, utilities, lighting facilities, and Common Area signage; all costs of supplies and materials used in connection with the operation and maintenance of the Park; all payroll taxes, unemployment insurance costs, vacation allowances, and the cost of providing hospitalization and any other expense imposed on Landlord, pursuant to law or pursuant to any collective bargaining agreement covering employees engaged in the direct management of the Park or the operation, maintenance, repair or replacement of the Common Area; and a property management fee equal to two and a half percent (2-1/2%) of Tenant's Basic Rent. Notwithstanding the foregoing, however, costs incurred by Landlord in connection with a shared loading dock shall be allocated to the tenants using the loading dock, and costs incurred in connection with the roof membrane shall be specially allocated to tenants of a building who do not maintain their own roof membrane (for example, if Tenant is part of a three-tenant building and the middle tenant maintains its own roof membrane, then Common Area Costs incurred by Landlord in connection with the roof membranes of the other two tenants shall be allocated solely to those tenants pro rata in accordance with the Floor Area of their respective spaces). Common Area Costs shall not include: (1) any capital improvement to the Park other than replacements required for normal maintenance and repair except as specifically set forth above; (2) repairs, restoration or other work occasioned by fire, windstorm or other insured casualty except for any applicable deductible or self-insured retention; (3) expenses incurred in leasing or procuring tenants, leasing commissions, advertising expenses or expenses for renovating space for new or existing tenants; (4) legal expenses inci-dent to enforcement by Landlord of the terms of any lease; (5) interest or principal payments on any Mortgage or other indebtedness of Landlord or costs of refinancing; (6) expenses for constructing or reconstructing the exterior of the buildings in the Park; (7) any structural change or improvement to the Premises or the Park that was expressly required as of the date hereof under governmental law, regulation or ordinance (as the same are presently interpreted and enforced) but which Landlord failed to construct as part of the initial development of the Park; or (8) fines, penalties, and interest. In the calculation of any expenses hereunder, it is understood that no expense shall be charged more than once. Landlord shall use its best efforts to effect an equitable proration of bills for services rendered to the Park and to any other property owned by Landlord. Landlord agrees to keep books and records showing the Common Area Costs in accordance with a system of accounts and accounting practices consistently maintained on a year-to-year basis.

     "LEASE YEAR" shall mean, in the case of the first Lease Year, that period from the Commencement Date to the first succeeding December 31; thereafter, "Lease Year" shall mean each successive twelve (12) calendar month period following the expiration of the first Lease Year, except that in the event of the termination of this Lease on any day other than on December 31, then the last Lease Year shall be the period from the end of the preceding Lease Year to such date of termination.

     "TAXES" shall mean all taxes and assessments against the land, buildings or improvements comprising the Park that are levied or assessed (that become due during the term of this Lease) by any lawful authority during each calendar year, including without limitation all personal property taxes of Landlord relating to Landlord's personal property located on the Park and used or useful in connection with the operation and maintenance thereof, and all other governmental charges, general and special, ordinary and extraordinary, foreseen as well as unforeseen, of any kind and nature whatsoever, or other tax, however described, which is levied or assessed by the United States of America or the state in which the Park is located or any city, municipality or political subdivision thereof, against Landlord or all or any part of the Park excluding however any net income tax, estate tax, transfer tax or inheritance tax of Landlord. Taxes shall not include any fine, penalty, interest, or cost attributable to delinquent payment thereof. If Landlord does not elect to protest valuation of the property, Tenant may initiate proceedings to contest the valuation at Tenant's expense.

     "TENANT'S PRO RATA SHARE" shall mean the fraction the numerator of which is the rentable floor area of the Premises as certified by Landlord's architect and the denominator of which shall be the number of square feet of rentable floor area of all buildings in the Park at the time.

     SECTION 5.2 PAYMENT. Tenant shall pay Landlord its pro rata share of Taxes and Common Area Costs, as Additional Rent, in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord from time to time. Landlord shall, on or about March 31 of each calendar year, submit to Tenant a statement of estimated Common Area Costs and Taxes for such Lease Year and Tenant's proportionate share thereof, whereupon Tenant shall pay Landlord any deficit over Tenant's first quarter payments within thirty (30) days of receipt of Landlord's statement, and any overpayment by Tenant shall be credited to the next installments of Tenant's proportionate share of Common Area Costs or Taxes, as the case may be.

     Within ninety (90) days after the end of each Lease Year, Landlord shall furnish Tenant with a statement (the "Annual Statement") of the actual amount of Tenant's proportionate share of such Common Area Costs and Taxes for such period. In the event the total of Tenant's monthly installments for any Lease Year does not equal Tenant's proportionate share as shown on the Annual Statement, then Tenant shall promptly pay Landlord any deficiency, but if such Annual Statement indicates an overpayment by Tenant, then Tenant shall be entitled to offset such excess against Tenant's share of Common Area Costs or Taxes, as the case may be, next becoming due under this Lease. Landlord may from time to time revise such estimate by notice to Tenant, whereupon subsequent payments by Tenant for the remainder of the Lease Year shall be based upon such revised estimate.

     SECTION 5.3 COMMON AREA MAINTENANCE. Landlord shall operate and maintain the Common Area or shall cause the same to be operated and maintained in a manner deemed by Landlord reasonable or appropriate for the Park. Subject to reasonable, nondiscriminatory rules and regulations to be promulgated by Landlord, including any designation of specific areas within the Park or in reasonable proximity thereto in which automobiles owned by Tenant, its employees, subtenants, licensees and concessionaires may be parked, and subject to the rights of Tenants, licensees or concessionaires already or to be granted therein, the Common Area is hereby made available to Tenant and its employees, agents, customers and invitees for their reasonable nonexclusive use in common with others, including Tenants and their employees, agents, customers, invitees, and Landlord for the purposes for which constructed. Landlord shall have the right: to change the location and arrangement of parking areas and other Common Area; to construct surface or elevated parking areas and facilities; to establish and change the level of parking surfaces; to close all or any portion of the Common Area to such extent as may, in the opinion of Landlord's counsel, be necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein or to make repairs or alterations; to close temporarily any or all portions of the Common Area; and to do and perform such other acts in and to said area and improvements as, in the exercise of good business judgment, Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by Tenants and their agents, contractors, servants, employees, licensees, customers and business invitees. In the event Landlord exercises any right set forth in the preceding sentence, Landlord shall use reasonable efforts to minimize any material adverse interference with Tenant's operation of the Premises for the Permitted Use. Tenant shall not solicit business or display merchandise within the Common Area, or distribute handbills therein, or take any action which would interfere with the rights of other persons to use the Common Area without the prior written consent of the Landlord.

     SECTION 5.4 PARKING. Tenant shall have the right to use up to 195 parking stalls in common with all other occupants of the Park and their invitees.

                                  ARTICLE VI.
                                   INSURANCE

     SECTION 6.1 LANDLORD'S PROPERTY INSURANCE AND WAIVER OF SUBROGATION. Landlord shall keep the improvements in the Park insured for the benefit of Landlord in an amount equivalent to the insurable replacement value thereof (excluding foundation, grading and excavation costs) with deductibles reasonably acceptable to Landlord against:

     (a)  Loss or damage by fire; and

     (b) such other risk or risks of a similar or dissimilar nature as are now, or may in the future be, customarily covered with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Park, including, but without limiting the generality of the foregoing, windstorm, hail, explosion, vandalism, malicious mischief, civil commotion and such other coverage as may be deemed necessary by Landlord, provided such additional coverage is obtainable and provided such additional coverage is such as is customarily carried with respect to buildings and improvements similar in construction, general location, use, occupancy and design to the Park.

Landlord hereby waives, releases and discharges Tenant, its agents and employees from all claims whatsoever arising out of loss, claim, expense or damage to or destruction covered or coverable by insurance required under this Section 6.1 notwithstanding that such loss, claim, expense or damage may have been caused by Tenant, its agents or employees, and Landlord agrees to look to the insurance coverage only in the event of such loss.

     SECTION 6.2 LIABILITY INSURANCE COVERAGE. During the term of this Lease, Tenant, at its sole cost and expense, shall obtain and continuously maintain in full force and effect commercial general liability insurance against any loss, liability or damage on, about or relating to the Premises, or any portion thereof, with limits of not less than Five Million Dollars ($5,000,000.00) combined single limit, per occurrence and aggregate, coverage on an occurrence basis, and contain a deductible or self-insured retention of not more than One Million Dollars ($1,000,000). Any such insurance obtained and maintained by Tenant shall name Landlord and its managing agent as additional insureds therein and shall be obtained and maintained from and with a reputable and financially sound insurance company authorized to issue such insurance in the state in which the Premises are located. Such insurance shall specifically insure (by contractual liability endorsement) Tenant's obligations under Section 20.3 of this Lease.

     SECTION 6.3 INSURANCE PROVISIONS. Each policy required under this Article VI shall be written by companies reasonably acceptable to Landlord, having a financial rating of at least "VIII" and a general policyholder's rating of "A", as rated in the most current Best's Key Rating Guide Property-Casualty, and have attached thereto (a) an endorsement that such policy shall not be canceled or materially changed without at least 30 days prior written notice to Landlord, and (b) an endorsement to the effect that the insurance as to the interest of Landlord shall not be invalidated by any act or neglect of Landlord or Tenant. All policies of insurance shall be written in companies reasonably satisfactory to Landlord and licensed in the state in which the Premises are located. Such certificates of insurance shall be in a form reasonably acceptable to Landlord, shall be delivered to Landlord upon commencement of the term and prior to expiration of such policy, new certificates of insurance, shall be delivered to Landlord not less than 20 days prior to the expiration of the then current policy term.

     SECTION 6.4 TENANT'S PROPERTY INSURANCE AND WAIVER OF SUBROGATION. Tenant shall keep all of its machinery, equipment, furniture, fixtures, personal property (including also property under the care, custody, or control of Tenant) and business interests which may be located in, upon or about the Premises insured for the benefit of Tenant in an amount equivalent to not less than eighty (80) percent of the insurable replacement value thereof against:

     (a)  loss or damage by fire; and

     (b) such other risk or risks of a similar or dissimilar nature as are now, or may in the future be, customarily covered with respect to a tenant's machinery, equipment, furniture, fixtures, personal property and business located in a building similar in connection, general location, use, occupancy and design to the Park, including, but without limiting the generality of the foregoing, sprinkler leakage, windstorms, hail, explosions, vandalism, theft, malicious mischief, civil commotion and such other coverage as Tenant may deem appropriate or necessary.

Tenant and Landlord agree that such policy or policies of insurance shall contain a waiver of subrogation clause as to the Landlord or Tenant, whichever the case may be, and each party waives, releases and discharges the other party from all claims or demands whatsoever which the waiving party may have or acquire arising out of damage to or destruction of the machinery, equipment, furniture, fixtures, personal property and business occasioned by fire or other cause capable of being insured against by an "all risk" policy, whether insured against or not, whether such claim or demand may arise because of the negligence or fault of either party and its agents, contractors, servants, employees, licensees or otherwise, and either party agrees to look to the insurance coverage only, in the event of such loss. Each party hereby waives, releases and discharges the other, its agents and employees from all claims whatsoever arising out of loss, claim, expense or damage to or destruction covered or coverable by insurance required under this Section 6.4 notwithstanding that such loss, claim, expense or damage may have been caused by the other party, its agents or employees, and each party agrees to look to the insurance coverage only in the event of such loss.

     SECTION 6.5 OTHER INSURANCE. Tenant shall maintain insurance coverage (including loss of use and business interruption coverage) upon Tenant's business and upon all personal property of Tenant or the personal property of others kept, stored or maintained on the Premises against loss or damage by fire, windstorm or other casualties or causes for such amounts as Tenant may desire, and Tenant agrees that such policies shall contain a waiver of subrogation clause as to Landlord.

     SECTION 6.6 BLANKET INSURANCE COVERAGE. Nothing in this Article shall prevent Tenant from taking out insurance of the kind and in the amount provided for under the preceding paragraphs of this Article under a blanket insurance policy or policies (certificates thereof reasonably satisfactory to Landlord shall be delivered to Landlord) which may cover other properties owned or operated by Tenant as well as the Premises; provided, however, that any such policy of blanket insurance of the kind provided for shall not contain any clause which would result in the insured thereunder being required to carry any insurance with respect to the property covered thereby in an amount not less than any specific percentage of the Full Replacement Cost of such property in order to prevent the insured therein named from becoming a co-insurer of any loss with the insurer under such policy; and further provided, however, that such policies of blanket insurance shall, as respects the Premises, contain the various provisions required of such an insurance policy by the foregoing provisions of this Article VI.

                                  ARTICLE VII.
                                   UTILITIES

     SECTION 7.1 PAYMENT OF UTILITIES. During the term of this Lease, Tenant will pay, when due, all charges of every nature, kind or description for utilities furnished to the Premises or chargeable against the Premises, including all charges for water, sewage, heat, gas, light, garbage, electricity, telephone, steam, power, or other public or private utility services. Prior to the Commencement Date, Tenant shall pay for all utilities or services at the Premises used by it or its agents, employees or contractors.

     SECTION 7.2 INTERRUPTION. Landlord shall not be liable in damages or otherwise, nor shall there be an abatement of rents, if the furnishing by any supplier of any utility service or other service to the premises shall be interrupted or impaired by fire, accident, riot, strike, act of God, the making of necessary repairs or improvements, or by any causes beyond Landlord's control; provided, however, if such interruption shall have been caused by Landlord's negligence and prevents Tenant from engaging in the Permitted Use at the Premises for four (4) consecutive days, then Basic Rent shall be abated from and after the expiration of said four-day period until the earlier to occur of
(i) the restoration of the furnishing of such utility or other services to the Premises, or (ii) the date on which such interruption no longer prevents Tenant from engaging in the Permitted Use at the Premises. Anything herein to the contrary notwithstanding, there shall be no such abatement of rent if Landlord's inability to provide such services is caused by misuse or neglect of Tenant or Tenant's agents, employees or invitees, or by shortages of fuel or other energy supplies to be provided by public or private utilities or suppliers or by other causes beyond the reasonable control of Landlord.

                                 ARTICLE VIII.
                                    REPAIRS

     SECTION 8.1 TENANT'S REPAIRS. Save and except for the one-year guaranty against defective materials and workmanship or other guaranties provided for in
Section 2.5 hereof, and the completion of incomplete items provided for in
Section 2.6 hereof, and, subject to Articles XIII and XIV, Tenant, at its sole cost and expense, throughout the term of this Lease, shall take good care of the Premises and all Tenant's signs, and shall keep the same in good order, condition and repair, and irrespective of such guaranty, shall make and perform all maintenance thereof and all necessary repairs thereto. Tenant agrees to maintain the Premises and all Tenant's signs and all parts thereof in a good and sufficient state of repair as required by the provisions of this Lease, ordinary wear and tear excepted, including keeping the inside of all glass in doors and windows of the Premises clean, promptly replacing at its expense any broken door or door closers and any cracked or broken glass of the Premises with glass of like kind and quality, and maintaining the Premises and the loading dock contiguous thereto, if any, at its expense in a clean, orderly and sanitary condition. Tenant shall also: keep any garbage, trash, rubbish or refuse removed at its expense on a regular basis and temporarily stored in the Premises or in exterior dumpsters approved by Landlord, and all in accordance with local codes; maintain, repair, and replace the mechanical systems (including HVAC) and all utility lines within five (5) feet of and servicing the Premises including those beneath the slab and keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the Premises; comply with all laws, ordinances, rules and regulations of governmental authorities, and all recommendations of the insurance services office and/or Landlord's insurance carrier now or hereafter in effect relative to the use and occupancy of the Premises and the transaction of the business of Tenant in the Premises; and enter into and maintain in place throughout the term of this Lease, a contract for the repair and maintenance of the heating, ventilating and air conditioning equipment servicing the Premises in accordance with the recommendations of manufacturers and suppliers. When used in this Article VIII, "repairs" shall include all necessary replacements, renewals, alterations, additions and betterments. All repairs made by Tenant shall be at least equal in quality to the original work and shall be made by Tenant in accordance with all laws, ordinances and regulations whether heretofore or hereafter enacted. The necessity for or adequacy of maintenance and repairs shall be measured by the standards which are appropriate for improvements of similar construction and class, provided that Tenant shall in any event make all repairs necessary to avoid any structural damage or other damage or injury to the Improvements. Notwithstanding any provision to the contrary in this Lease, Landlord agrees that Landlord is solely responsible for any costs to repair or replace the elevator, water lines and sewer lines in and to the Building that should be capitalized under generally accepted accounting principles, for those respective improvements installed by Landlord. In addition, Landlord agrees that Landlord is solely responsible for any costs to repair or replace the electrical, sprinkler or HVAC systems in the event that (a) Landlord has been selected as the contractor to install the Tenant Improvements, and (b) such repairs or replacements should be capitalized under generally accepted accounting principles. In the event that Landlord was not the contractor selected to install the Tenant Improvements, and any repair or replacement of the electrical, sprinkler or HVAC systems should be capitalized under generally accepted accounting principles, Tenant agrees to pay 100% of the amount amortized for each applicable period (excluding any items covered under and within the period set forth in Section 2.4).

     SECTION 8.2 LANDLORD'S REPAIRS. Landlord shall keep or cause to be kept the structural portions of the Building, including the foundations, the exterior surfaces of the four outer walls and the roof of the Building of which the Premises are a part and, to the extent Tenant ore other Tenants are not obligated to maintain the same, all utility systems, lines, conduits and appurtenances thereto located within the Park but outside the exterior walls of the Premises in good repair, ordinary wear and tear excepted, said costs to be Common Area Costs; provided however, if the need for such repair is attributable to or result from the business activity being conducted within the Premises, or from the acts or omissions of Tenant, its officers, directors, employees, agents, contractors or invitees, then, in such case, Tenant agrees to reimburse Landlord for the reasonable costs and expenses incurred by Landlord with respect to such repair. Landlord shall commence repairs it is required to do hereunder as soon as reasonably practicable after receiving written notice from Tenant of the necessity of such repairs, but in no event shall Landlord be required to make any other repairs, subject to the provisions of Articles XIII and XIV herein, and Landlord shall have no liability for any damage or injury arising out of any condition or occurrence causing a need for such repairs, unless said damage or injury shall have been caused by Landlord's negligence. In the event Landlord fails to make repairs that Landlord is required to perform hereunder, then Tenant shall promptly provide to Landlord, and to any Mortgagee or trust deed holder having a security interest in the Park, provided that Tenant has received notice of the identity and address of any such Mortgagee or trust deed holder, one (1) separate thirty-day notices of such requirement. In the event Landlord or such Mortgagee or trust deed holder fails to satisfy said requirement on or before expiration of such 30-day period (provided, however, that if the repair is of such a nature that it cannot be accomplished within such period, then Tenant shall have no rights under this sentence if Landlord or its Mortgagee commences to make the repair within such period and thereafter continues with diligence to complete the repair), subject to force majeure, then
(a) Tenant shall perform said repairs in a good and workmanlike manner and shall keep the Premises and the Park, or any portion thereof, free from any mechanics' or materialman liens for work performed or material supplied in connection with the performance of such repairs, and (b) Landlord shall reimburse Tenant for the reasonable costs incurred by Tenant therefor within thirty (30) days after Landlord's receipt of Tenant's written request for reimbursement, which request shall be accompanied by reasonable evidence of such costs and final lien waivers.

     SECTION 8.3 PROHIBITION AGAINST WASTE. Tenant shall not do or suffer any waste or damage, disfigurement or injury to the Premises, or any improvements hereafter erected thereon, or to the fixtures or equipment therein, or permit or suffer any overloading of the floors or other use of the Improvements that would place an undue stress on the same or any portion thereof beyond that for which the same was designed.

     SECTION 8.4 LANDLORD'S RIGHT TO EFFECT REPAIRS. If Tenant should fail to perform any of its obligations under this Article VIII, then Landlord may, if it so elects, in addition to any other remedies provided herein, effect such repairs and maintenance. Any sums expended by Landlord in effecting such repairs and maintenance shall be due and payable, on demand, together with interest thereon at the Maximum Rate of Interest from the date of each such expenditure by Landlord to the date of repayment by Tenant.

     SECTION 8.5 MISUSE OR NEGLECT. Tenant shall be responsible for all repairs to the Building which are made necessary by any misuse or neglect by: (i) Tenant or any of its officers, agents, employees, contractors, licensees, or subtenants; or (ii) any visitors, patrons, guests, or invitees of Tenant or its subtenant while in or upon the Premises.

                                  ARTICLE IX.
                      COMPLIANCE WITH LAWS AND ORDINANCES

     SECTION 9.1 COMPLIANCE WITH LAWS AND ORDINANCES. Tenant shall, throughout the term of this Lease, and at Tenant's sole cost and expense, promptly comply or cause compliance with or remove or cure any violation of any and all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state, municipal and other governmental bodies having jurisdiction over the Premises and the appropriate departments, commissions, boards and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Premises are situated, or any other body now or hereafter constituted exercising lawful or valid authority over the Premises, or any portion thereof, or the sidewalks, curbs, roadways, alleys, entrances or railroad track facilities adjacent or appurtenant thereto, or exercising authority with respect to the use or manner of use of the Premises, or such adjacent or appurtenant facilities, and whether the compliance, curing or removal of any such violation and the costs and expenses necessitated thereby shall have been foreseen or unforeseen, ordinary or extraordinary, and whether or not the same shall be presently within the contemplation of Landlord or Tenant or shall involve any change of governmental policy, or require structural or extraordinary repairs, alterations or additions by Tenant and irrespective of the costs thereof (excluding any costs associated with Landlord's obligation to deliver the Premises (excluding Tenants Improvements) in compliance with all laws, ordinances, orders, rules and regulations applicable to the premises as of the date of any Certificate of Occupancy). Any alterations which have a cost which is to be capitalized, the amount included within any period shall equal the amount amortized for such period.

     SECTION 9.2 COMPLIANCE WITH PERMITTED ENCUMBRANCES. Tenant, at its sole cost and expense, shall comply with all agreements, contracts, easements, restrictions, reservations or covenants, if any, set forth in EXHIBIT B attached, or hereafter created by Tenant or consented to, in writing, by Tenant or requested, in writing, by Tenant. Tenant shall also comply with, observe and perform all provisions and requirements of all policies of insurance at any time in force with respect to the Premises and required to be obtained and maintained under the terms of Article VI hereof and shall comply with all development permits issued by governmental authorities issued in connection with development of the Premises.

     SECTION 9.3 COMPLIANCE WITH HAZARDOUS MATERIALS LAWS. Tenant shall at all times and in all respects comply with all federal, state and local laws, ordinances and regulations ("Hazardous Materials

Laws") relating to the industrial hygiene, environmental protection or the use, analysis, generation, manufacture, storage, presence, disposal or transportation of any oil, petroleum products, flammable explosives, asbestos, urea formaldehyde, polychlorinated biphenyls, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including without limitation any "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" under any such laws, ordinances or regulations (collectively, "Hazardous Materials").

     Tenant shall at its own expense procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Premises, including, without limitation, discharge of (appropriately treated) materials or waste into or through any sanitary sewer system serving the premises. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall cause any and all Hazardous Materials to be removed from the Premises and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such Hazardous Materials and wastes. Tenant shall in all respects, handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises in complete conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding the management of such Hazardous Materials. All reporting obligations to the extent imposed upon Tenant by Hazardous Materials Laws are solely the responsibility of Tenant. Upon expiration or earlier termination of this Lease, Tenant shall cause all Hazardous Materials (to the extent such Hazardous Materials are generated, stored, released or disposed of during the term of this Lease by Tenant) to be removed from the Premises and transported for use, storage or disposal in accordance and in compliance with all applicable Hazardous Materials Laws. Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in, on, about or under the Premises or in any Improvements situated on the Land, nor enter into any settlement agreement, consent, decree or other compromise in respect to any claims relating to any way connected with the Premises or the Landlord's Improvements on the Land without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. In addition, at Landlord's request, at the expiration of the term of this Lease, Tenant shall remove all tanks or fixtures which were placed on the Premises during the term of this Lease and which contain, have contained or are contaminated with, Hazardous Materials.

     Tenant shall immediately notify Landlord in writing of (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws; (b) any claim made or threatened by any person against Landlord, or the Premises, relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (c) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in, on or about the Premises or with respect to any Hazardous Materials removed from the Premises, including, any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also provide to Landlord, as promptly as possible, and in any event within five business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises or Tenant's use thereof. Upon written request of Landlord (to enable Landlord to defend itself from any claim or charge related to any Hazardous Materials Law), Tenant shall promptly deliver to Landlord notices of hazardous waste manifests, if Tenant is required by applicable law to obtain such manifests, reflecting the legal and proper disposal of all such Hazardous Materials removed or to be removed from the Premises. All such manifests shall list the Tenant or its agent as a responsible party and in no way shall attribute responsibility for any such Hazardous Materials to Landlord.

     SECTION 9.4 HAZARDOUS MATERIALS REPRESENTATION BY LANDLORD. To Landlord's knowledge, Landlord is not aware of any Hazardous Materials which exist or are located on or in the Premises, except as may be disclosed in that certain environmental site assessment prepared by Terra Associates, Inc., dated July 9, 1990, as its Project No. T-1285-1. Further, Landlord represents to Tenant that, to the best of its knowledge, Landlord has not caused the generation, storage or release of Hazardous Materials upon the Premises, except in accordance with Hazardous Materials Laws.

     SECTION 9.5 COST OF COMPLIANCE WITH HAZARDOUS MATERIALS LAWS. Provisions of Sections 9.3 and 9.4 notwithstanding, Tenant shall be responsible only for that part of the cost of compliance with Hazardous Materials Laws which relates to a breach by Tenant of the covenants contained in this Lease to be kept and performed by Tenant, including but not limited to the covenants contained in
Section 9.3. Landlord shall be responsible only for that part of the cost of compliance with Hazardous Materials Laws which relates to a breach by Landlord of the covenants contained in this Lease, including but not limited to the covenants contained in Section 9.4.

      SECTION 9.6 DISCOVERY OF HAZARDOUS MATERIALS. In the event (a) Hazardous Materials are discovered upon the Premises, (b) Landlord has been given written notice of the discovery of such Hazardous Materials, and (c) pursuant to the provisions of Section 9.5, neither Landlord nor Tenant is obligated to pay the cost of compliance with Hazardous Materials Laws, then and in that event Landlord may voluntarily but shall not be obligated to agree with Tenant to take all action necessary to bring the Premises into compliance with Hazardous Materials Laws at Landlord's sole cost. In the event Landlord fails to notify Tenant in writing within 30 days of the notice to Landlord of the discovery of such Hazardous Materials that Landlord intends to voluntarily take such action as is necessary to bring the Premises into compliance with Hazardous Materials Laws, then Tenant may, (i) bring the Premises into compliance with Hazardous Materials Laws at Tenant's sole cost or (ii) provided such Hazardous Materials endanger persons or property in, on, or about the Premises or interfere with Tenant's use of the Premises, terminate the Lease on a date not less than 90 days following written notice of such intent to terminate.

      SECTION 9.7 INDEMNIFICATION. Except to the extent caused by Landlord or arising from the acts or omissions of Landlord, or its agents, employees, contractors, or subcontractors, Tenant shall indemnify, defend (with counsel reasonably acceptable to Landlord), protect and hold Landlord and each of Landlord's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including attorneys' fees) for death or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising or resulting in whole or in part, directly or indirectly, from the presence or discharge of Hazardous Materials, in, on, under, upon or from the Premises or the Improvements located thereon or from the transportation or disposal of Hazardous Materials to or from the Premises to the extent caused by Tenant whether knowingly or unknowingly, the standard herein being one of strict liability. Tenant's obligation hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repairs, clean-up or detoxification or decontamination of the Premises or the Improvements, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the term of this Lease. For purposes of the indemnity provided herein, any acts or omissions of Tenant, or its employees, agents, customers, sub-lessees, assignees, contractors or subcontractors of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

      Except to the extent caused by Tenant or arising from the acts or omissions of Tenant, or its agents, employees, contractors, or subcontractors, Landlord shall indemnify, defend (with counsel reasonably acceptable to Tenant), protect and hold Tenant and each of Tenant's officers, directors, partners, employees, agents, attorneys, successors and assigns free and harmless from and against any and all claims, liabilities, damages, costs, penalties, forfeitures, losses or expenses (including attorneys' fees) for death or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising or resulting in whole or in part, directly or indirectly, from the presence or discharge of Hazardous Materials, in, on, under, upon or from the Premises or the Improvements located thereon or from the transportation or disposal of Hazardous Materials to or from the Premises to the extent caused by Landlord whether knowingly or unknowingly, the standard herein being one of strict liability. Landlord's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repairs, clean-up or detoxification or decontamination of the Premises or the Improvements, and the presence and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration of or early termination of the term of this Lease. For purposes of the indemnity provided herein, any acts or omissions of Landlord, or its employees, agents, customers, sub-lessees, assignees, contractors or subcontractors of Landlord (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Landlord.

      SECTION 9.8 ENVIRONMENTAL SITE ASSESSMENTS. If Landlord reasonably believes that Tenant has not complied with this Article IX, then upon request by Landlord during the term of this Lease, prior to the exercise of any renewal term and/or prior to vacating the Premises, Tenant shall obtain and submit to Landlord an environmental site assessment from an environmental company reasonably acceptable to Landlord and Tenant which assessment shall evidence Tenant's compliance with this Article IX.

      SECTION 9.9 ACTS OR OMISSIONS REGARDING HAZARDOUS MATERIALS. For purposes of the covenants and agreements contained in Sections 9.3 through 9.8, inclusive, any acts or omissions of Tenant, its employees, agents, customers, sublessees, assignees, contractors or subcontractors (except Opus Northwest, L.L.C., Landlord and their respective subcontractors providing the Landlord's Improvements) shall be strictly attributable to Tenant; any acts or omissions of Landlord, its employees, agents, customers, assignees, contractors or subcontractors shall be strictly attributable to Landlord.

     SECTION 9.10 SURVIVAL. The respective rights and obligations of Landlord and Tenant under this Article IX shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE X.
                       MECHANICS'S LIENS AND OTHER LIENS

     SECTION 10.1 FREEDOM FROM LIENS. Tenant shall not suffer or permit any mechanic's lien or other lien to be filed against the Premises, or any portion thereof, by reason of work, labor, skill, services, equipment or materials supplied or claimed to have been supplied to the Premises at the request of Tenant, or anyone holding the Premises, or any portion thereof, through or under Tenant. If any such mechanic's lien or other lien shall at any time be filed against the Premises, or any portion thereof, Tenant shall cause the same to be discharged of record or by posting a bond in the amount of one hundred fifty percent (150%) of the amount of the claim of lien, within ten (10) days after Landlord's demand. If Tenant shall fail to discharge such mechanic's lien or liens or other lien within such period, then, in addition to any other right or remedy of Landlord, after five days prior written notice to Tenant, Landlord may, but shall not be obligated to, discharge the same by paying to the claimant the amount claimed to be due or by procuring the discharge of such lien as to the Premises by deposit in the court having jurisdiction of such lien, the foreclosure thereof or other proceedings with respect thereto, of a cash sum sufficient to secure the discharge of the same, or by the deposit of a bond or other security with such court sufficient in form, content and amount to procure the discharge of such lien, or in such other manner as is now or may in the future be provided by present or future law for the discharge of such lien as a lien against the Premises. Any amount paid by Landlord, or the value of any deposit so made by Landlord, together with all costs, fees and expenses in connection therewith (including reasonable attorney's fees of Landlord), together with interest thereon at the Maximum Rate of Interest set forth in
Section 3.4 hereof, shall be repaid by Tenant to Landlord on demand by Landlord and if unpaid may be treated as Additional Rent. Tenant shall indemnify and defend Landlord against and save Landlord and the Premises, and any portion thereof, harmless from all losses, costs, damages, expenses, liabilities, suits, penalties, claims, demands and obligations, including, without limitation, reasonable attorney's fees resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such mechanic's lien or other lien.

     All materialmen, contractors, artisans, mechanics, laborers and any other person now or hereafter furnishing any labor, services, materials, supplies or equipment to Tenant with respect to the Premises, or any portion thereof, are hereby charged with notice that they must look exclusively to Tenant to obtain payment for the same. Notice is hereby given that Landlord shall not be liable for any labor, services, materials, supplies, skill, machinery, fixtures or equipment furnished or to be furnished to Tenant upon credit, and that no mechanics's lien or other lien for any such labor, services, materials, supplies, machinery, fixtures or equipment shall attach to or affect the estate or interest of Landlord in and to the Premises, or any portion thereof.

     SECTION 10.2 LANDLORD'S INDEMNIFICATION. The provisions of Section 10.1 shall not apply to any mechanic's lien or other lien for labor, services, materials, supplies, machinery, fixtures or equipment furnished to the Premises in the performance of Landlord's obligations to construct the Landlord's Improvements required by the provisions of Article II hereof, and Landlord does hereby agree to indemnify and defend Tenant against and save Tenant and the Premises, and any portion thereof, harmless from all losses, costs, damages, expenses, liabilities and obligations, including, without limitation, reasonable attorney's fees resulting from the assertion, filing, foreclosure or other legal proceedings with respect to any such mechanic's lien or other lien.

     SECTION 10.3  REMOVAL OF LIENS. Except as otherwise provided for in this
Article X, Tenant shall not create, permit or suffer, and shall promptly discharge and satisfy or record, any other lien, encumbrance, charge, security interest, or other right or interest which shall be or become a lien, encumbrance, charge or security interest upon the Premises, or any portion thereof, or the income therefrom, or on the interest of Landlord or Tenant in the Premises, or any portion thereof, save and except for those liens, encumbrances, charges, security interests, or other rights or interests consented to, in writing, by Landlord, or those mortgages, assignments of rents, assignments of leases and other mortgage documentation placed thereon by Landlord in financing or refinancing the Premises.

                                  ARTICLE XI.
                               INTENT OF PARTIES

     SECTION 11.1 NET LEASE. Landlord and Tenant do each state and present that it is the intention of each of them that this Lease be interpreted and construed as an absolute net lease and all Basic Rent and Additional Rent shall be paid by Tenant to Landlord without abatement, deduction, diminution, deferment, suspension, reduction or setoff, except as otherwise specifically provided in this Lease and the obligations of Tenant shall not be affected by reason of damage to or destruction of the Premises from whatever cause (except as provided for in Section 13.3 hereof); nor shall the obligations of Tenant be affected by reason of any condemnation, eminent domain or like proceedings (except as provided in Article XIV hereof); nor shall the obligations of Tenant be affected by reason of any other cause whether similar or dissimilar to the foregoing or by any laws or customs to the contrary. It is the further express intent of Landlord and Tenant that (a) the obligations of Landlord and Tenant hereunder shall be separate and independent covenants and agreements and that the Basic Rent and Additional Rent, and all other charges and sums payable by Tenant hereunder, shall commence at the times provided herein and shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to an express provision in this Lease; (b) all costs or expenses of whatsoever character or kind except as expressly provided otherwise in this Lease, general or special, ordinary or extraordinary, foreseen or unforeseen, and of every kind and nature whatsoever that may be necessary or required in and about the Premises, or any portion thereof, and Tenant's possession or authorized use thereof during the term of this Lease, shall be paid by Tenant and all provisions of this Lease are to be interpreted and construed in light of the intention expressed in this Section 11.1; and (c) the Basic Rent specified in
Section 3.1 shall be absolutely net to Landlord so that this Lease shall yield net to Landlord the Basic Rent specified in Section 3.1 in each year during the term of this Lease (unless extended or renewed at a different Basic Rent).

                                  ARTICLE XII.
                               DEFAULTS OF TENANT

     SECTION 12.1 EVENT OF DEFAULT. If any one or more of the following events (in this Article sometimes called "Events of Default") shall happen:

     (a) If default shall be made by Tenant, by operation of law or otherwise, under the provisions of Article XV hereof relating to assignment, sublease, mortgage or other transfer of Tenant's interest in this Lease or in the Premises or in the income arising therefrom;

     (b) If default shall be made in the due and punctual payment of any Basic Rent or Additional Rent payable under this Lease or in the payment of any obligation to be paid by Tenant, when and as the same shall become due and payable, and such default shall continue for a period of five
         (5) business days after written notice thereof given by Landlord to Tenant;

     (c) If default shall be made by Tenant in keeping, observing or performing any of the terms contained in this Lease, other than those referred to in Subparagraphs (a) and (b) of this Section 12.1, which does not expose Landlord to criminal liability, and such default shall continue for a period of 30 days after written notice thereof given by Landlord to Tenant, or in the case of such a default or contingency which cannot with due diligence and in good faith be cured within 30 days, and Tenant fails to proceed promptly and with due diligence and in good faith to cure the same and thereafter to prosecute the curing of such default with due diligence and in good faith, it being intended that in connection with a default which does not expose Landlord to criminal liability, not susceptible of being cured with due diligence and in good faith within 30 days, that the time allowed Tenant within which to cure the same shall be extended for such period as may be necessary for the curing thereof promptly with due diligence and in good faith;

     (d) If default shall be made by Tenant in keeping, observing or performing any of the terms contained in this Lease, other than those referred to in Subparagraphs (a), (b) and (c) of this Section 12.1, and which exposes Landlord to criminal liability, and such default shall continue after written notice thereof given by Landlord to Tenant, and Tenant fails to proceed timely and promptly with all due diligence and in good faith to cure the same and thereafter to prosecute the curing of such default with all due diligence, it being intended that in connection with a default which exposes Landlord to criminal liability that Tenant shall proceed immediately to cure or correct such condition with continuity and with all due diligence and in good faith;

then, and in any such event, Landlord, at any time thereafter during the continuance of any such Event of Default, may give written notice to Tenant specifying such Event of Default or Events of Default and stating that this Lease and the terms hereby demised shall terminate on the date specified in such notice, and upon the date specified in such notice this Lease and the terms hereby demised, and all rights of Tenant under this Lease, including all rights of renewal whether exercised or not, shall terminate, or in the alternative or in addition to the foregoing remedy, Landlord may assert and have the benefit of any other remedy allowed herein, at law, or in equity.

     SECTION 12.2   SURRENDER OF PREMISES.   Upon the occurrence of an Event of
Default by Tenant, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have, Landlord shall be entitled to terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall not terminate (unless and until Landlord gives written notice to Tenant of its intention to terminate this Lease), and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall have the immediate right to enter upon the Premises, and all portions thereof, and possess and repossess itself thereof, and remove Tenant and all other persons and property from the Premises, and all portions thereof, and may have, hold and enjoy the Premises and the right to receive all rental and other income of and from the same.

     SECTION 12.3   RELETTING BY LANDLORD.   At any time, or from time to time
after any termination of Tenant's right to possession of the Premises, Landlord may relet the Premises, or any portion thereof, in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) as Landlord, in its uncontrolled discretion, may determine and may collect and receive the rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof, or for any failure to collect any rent due upon any such reletting.

     SECTION 12.4   NON-TERMINATION OF LEASE.   Unless and until Landlord gives
Tenant written notice stating specifically that Landlord has elected to proceed under Section 12.5 hereof, no termination of Tenant's right to possession of the Premises shall relieve Tenant of its liabilities and obligations under this Lease, and such liabilities and obligations shall survive any such termination. In the event of any such termination, whether or not the Premises, or any portion thereof, shall have been relet, Tenant shall pay to Landlord a sum equal to the Basic Rent, and the Additional Rent and any other charges required to be paid by Tenant, up to the time of such termination of this Lease, and thereafter Tenant, until the end of what would have been the term of this Lease in the absence of such termination, shall be liable to Landlord for, and shall pay to Landlord, as and for liquidated and agreed current damages for Tenant's default:

     (a) The equivalent of the amount of the Basic Rent and Additional Rent which would be payable under this Lease by Tenant if this Lease were still in effect, less

     (b) The net proceeds of any reletting effected pursuant to the provisions of Section 12.3 hereof after deducting all of Landlord's reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, reasonable attorney's fees, alteration costs, and expenses of preparation of the Premises, or any portion thereof, for such reletting.

     Tenant shall pay such current damages in the amount determined in accordance with the terms of this Section 12.4, as set forth in a written statement thereof from Landlord to Tenant (hereinafter called the "Deficiency"), to Landlord in monthly installments on the days on which the Basic Rent would have been payable under this Lease if this Lease were still in effect, and Landlord shall be entitled to recover from Tenant each monthly installment of the Deficiency as the same shall arise.

     SECTION 12.5   TERMINATION OF LEASE.    At any time after an Event of
Default, whether before or after termination of Tenant's right to possession of the Lease Premises, whether or not Landlord shall have collected any monthly Deficiency as set forth in Section 12.4, Landlord shall be entitled to terminate this Lease and recover from Tenant, and Tenant shall pay to Landlord, on demand, as and for final damages for Tenant's default, an amount equal to the difference between the then present worth of the aggregate of the Basic Rent and Additional Rent and any other charges to be paid by Tenant hereunder for the unexpired portion of the term of this Lease (assuming this Lease had not been so terminated), and the then present worth of the then aggregate fair and reasonable fair market rent of the Premises for the same period. In the computation of present worth, a discount at the rate of 6% per annum shall be employed. If the Premises, or any portion thereof, be relet by Landlord for the unexpired term of this Lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable fair market rent for the part or the whole of the Premises so relet during the term of the reletting. Nothing herein contained or contained in this Article XII shall limit or prejudice the right of Landlord to prove for and obtain, as damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the difference referred to above.

        SECTION 12.6 NO WAIVER. No failure by Landlord or by Tenant to insist upon the performance of any of the terms of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by Landlord of full or partial rent from Tenant or any third party during the continuance of any such breach, shall constitute a waiver of any such breach or of any of the terms of this Lease. None of the terms of this Lease to be kept, observed or performed by Landlord or by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord and/or by Tenant, as the case may be. No waiver of any breach shall affect or alter this Lease, but each of the terms of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach of this Lease. No waiver of any default of tenant herein shall be implied from any omission by Landlord to take any action on account of such default, if such default persists or is repeated and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

        SECTION 12.7 LANDLORD'S REMEDIES. In the event of any breach by Tenant of any of the terms contained in this Lease, Landlord shall be entitled to enjoin such breach and shall have the right to invoke any right or remedy allowed at law or in equity or by statute or otherwise as through entry, reentry, summary proceedings and other remedies were not provided for in this Lease. Each remedy or right of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease, or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or the beginning of the exercise by Landlord of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies.

        SECTION 12.8 BANKRUPTCY. If, during the term of this Lease, (a) Tenant shall make an assignment for the benefit of creditors, (b) a voluntary petition by filed by Tenant under any law having for its purpose the adjudication of Tenant a bankrupt, or Tenant be adjudged a bankrupt pursuant to an involuntary petition in bankruptcy, (c) a receiver be appointed for the property of Tenant, or (d) any department of the state or federal government, or any officer thereof duly authorized, shall take possession of the business or property of Tenant, the occurrence of any such contingency shall be deemed a breach of the Lease and this Lease shall, ipso facto upon the happening of any of said contingencies, be terminated and the same shall expire as fully and completely as if the day of the happening of such contingency were the date herein specifically fixed for the expiration of the term, and Tenant will then quit and surrender the Premises, but Tenant shall remain liable as hereinafter provided. Notwithstanding other provisions of this Lease, or any present or future law, Landlord shall be entitled to recover from Tenant or Tenant's estate (in lieu of the equivalent of the amount of all rent and other charges unpaid at the date of such termination) as damages for loss of the bargain and not as a penalty, an aggregate sum which at the time of such termination represents the difference between the then present worth of the aggregate of the Basic Rent and Additional Rent and any other charges payable by Tenant hereunder that would have accrued for the balance of the term of this Lease (assuming this Lease had not been so terminated), over the then present worth of the aggregate fair market rent of the Premises for the balance of such period, unless any statute or rule of law covering the proceedings in which such damages are to be proved shall limit the amount of such claim capable of being so proved, in which case Landlord shall be entitled to prove as and for damages by reason of such breach and termination of this Lease the maximum amount which may be allowed by or under any such statute or rule of law without prejudice to any rights of Landlord against any guarantor of Tenant's obligations herein. In the computation of present worth, a discount rate of 6% per annum shall be employed. Nothing contained herein shall limit or prejudice Landlord's right to prove and obtain as damages arising out of such breach and termination the maximum amount allowed by any such statute or rule of law which may govern the proceedings in which such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the excess of the present value of the rent and other charges required herein over the present value of the fair market rents referred to above. Specified remedies to which Landlord may resort under the terms of this Section 12.8 are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may be lawfully entitled.

                                 ARTICLE XIII.
                          DESTRUCTION AND RESTORATION

        SECTION 13.1 LANDLORD'S REPAIR OBLIGATIONS. If the Premises, Common Areas, the Park or any improvements thereto shall be damaged by fire or other casualty for which Landlord is carrying or required by this Lease to carry insurance, then Landlord shall immediately and with all due diligence commence to repair such damage at its expense, and apply such insurance proceeds to the cost of such repair. In the event the damage or destruction is an insured loss, for so long as Landlord is diligently pursuing collection of the insurance proceeds, the time period for Landlord to commence repair shall be extended until the proceeds are received, not to exceed ninety (90) days. From the date the damage occurs to the date the repairs are complete, any rent due hereunder shall be reduced by the same percentage as the percentage of the Premises which are damaged or destroyed. Anything herein to the contrary notwithstanding, if any damage or destruction to the Premises from any cause whatsoever is not, or in Landlord's reasonable judgment cannot be, repaired within one hundred twenty
(120) days of the date such damage occurs, then Landlord shall give Tenant notice thereof within thirty (30) days of the date the damage occurs, and either Tenant or Landlord may terminate this Lease by delivering written notice to the other within thirty (30) days of the date of Landlord's notice. In addition, if any damage or destruction to the Premises from any cause whatsoever occurs and (a) the cost to repair such damage exceeds fifty percent (50%) of the replacement cost of the Premises, or (b) the portion of damage or destruction that is uninsurable through reasonable insurance policies typically maintained by landlords in the Greater Seattle-Bellevue-Renton metropolitan area exceeds $100,000, and Landlord elects not to repair such damage, then Landlord shall have the right to terminate this Lease by written notice to Tenant given within sixty (60) days after the date such damage occurred.

     In no event shall Landlord be obligated to repair or restore any special equipment or improvements installed by Tenant. Landlord's obligation to rebuild and repair under this Section 14 shall in all events be limited to the extent of the insurance proceeds available to Landlord for such restoration, and Tenant agrees that promptly after completion of such work by Landlord, it will proceed with reasonable diligence and at its sole cost and expense to rebuild, repair and/or replace its signs, fixtures and equipment; provided, however, Landlord shall provide Tenant with improvements of the same replacement value of those as granted to Tenant at the commencement of this Lease.

     Notwithstanding anything to the contrary herein contained, in the event the Premises shall be damaged or destroyed by fire or otherwise in excess of thirty percent (30%) of the full replacement cost of the Premises, during the last twenty-four (24) months of the Term, either party shall have the option to terminate this Lease as of the date of such damage or destruction by giving written notice to the other party within ninety (90) days following the date of such damage or destruction unless Tenant exercises at least one Renewal Term option within ten (10) days of Landlord's notice.

     SECTION 13.2 OTHER DAMAGE. In the event that more than fifty percent (50%) of the value of the Park is damaged or destroyed by fire or other casualty, and irrespective of whether such damage or destruction can be repaired within one hundred eighty (180) days thereafter, then Landlord, at its option, by written notice to the other party mailed within ninety (90) days from the date of such damage or destruction, may terminate this Lease effective upon a date within ninety (90) days from the date of such notice.

     SECTION 13.3 RENT APPORTIONMENT. In the event of a termination of this Lease pursuant to this Article XIII, the Basic Rent and Additional Rent shall be apportioned on a per diem basis and paid to the date of such termination, provided, however, that if the Premises are damaged or destroyed, Basic Rent and additional Rent shall be proportionately reduced from the date of such damage or destruction based upon the extent to which the damage and making of repairs shall reasonably interfere with the business carried on by Tenant in the Premises.

                                  ARTICLE XIV.
                                  CONDEMNATION

     SECTION 14.1 GENERAL RIGHTS UPON CONDEMNATION. If the whole or any substantial portion of the Premises shall be taken under the power of eminent domain, or conveyed in lieu thereof ("taken"), then this Lease shall terminate as to the part so taken on the day when Tenant or Landlord is required to yield possession thereof. Landlord shall make such repairs and alterations as may be necessary in order to restore the part not taken to a condition satisfactory for Tenant's use, and any rent due hereunder shall abate upon that portio of the Premises which cannot reasonably be used by Tenant for operation of its business while such repairs are being made. The Basic Rent and Additional Rent due hereunder shall thereafter be fairly and equitably reduced in accordance with the portion so condemned or taken effective as of the date of such condemnation or taking. The foregoing notwithstanding, Landlord's expenses in restoring, repairing and altering in the event of a condemnation shall be limited to available condemnation proceeds after deducting the reasonable cost of recovering the same. In addition, if in Tenant's reasonable judgment, (a) the portion of the Premises so taken materially adversely impairs the economic viability of the business then being operated in the Premises, (b) more than twenty percent (20%) of the parking in the Park is taken, or (c) more than thirty-five percent (35%) of the Premises are taken, then Tenant, or Landlord in the event subsection (c) shall occur, shall have the option to terminate this Lease at any time within sixty (60) days after Tenant or Landlord is required to yield possession of the area so taken, and Basic Rent and Additional Rent shall be abated from the date of the taking pro rata in accordance with the portion of the Premises as to which this Lease is terminated incident to the taking. In addition, if more than thirty percent (30%) of the buildings upon the Park, including the Premises, shall be taken at any time and Landlord elects not to repair, alter, rebuild or reconstruct, then Landlord shall have the right to terminate this Lease by written notice to Tenant given within sixty (60) days after the date of such taking.

     SECTION 14.2 AWARD. The entire compensation award therefor, including, but not limited to, all damages as compensation for diminution in value of the leasehold, the reversion or the fee, shall belong to Landlord without any deductions therefrom or any present or future estate of Tenant, and Tenant hereby assigns to Landlord all of its right, title and interest in any such award. Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant, in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss which Tenant might incur in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment; provided, however, Tenant shall have no right to receive any award for its interest in this Lease or for the loss of leasehold, and provided further, however, Tenant shall not be entitled to claim any award to the extent the award to Landlord would be reduced below the amount that would be allowed to Landlord absent such claim by Tenant.

                                  ARTICLE XV.
                          ASSIGNMENT, SUBLETTING, ETC.

     SECTION 15.1 PERMITTED SUBLETTING AND ASSIGNING BY TENANT. Subject to the condition precedent that Tenant shall not be in default at the time, and subject to other applicable provisions of this Lease, it is expressly understood and agreed that at any time during the term of this Lease, Tenant shall have the right to assign or sublet the Premises (in whole or in part) to a Related Corporation of Tenant for so long as it remains a Related Corporation of Tenant. "Related Corporation" means a corporation, partnership or other business entity, which, directly or indirectly, controls, is controlled or owned by or under common control or ownership with another corporation, partnership or other business entity. No such assignment or subleasing shall relieve Tenant from any of Tenant's obligations contained in this Lease.

     SECTION 15.2 RESTRICTION ON TRANSFER. Except as provided by Section 15.1, Tenant shall not sublet the Premises, or any portion thereof, nor assign, mortgage, pledge, transfer or otherwise encumber or dispose of this Lease, or any interest therein, or in any manner assign, mortgage, pledge, transfer or otherwise encumber or dispose of its interest or estate in the Premises, or any portion thereof, without obtaining Landlord's prior written consent in each and every instance. For purposes of this Article XV, a change in control of Tenant, however effected, including by operation of law, shall be deemed an assignment of this Lease; "control" shall mean the possession of the power to direct or cause the direction of the management and policies of Tenant, whether through ownership of voting securities, contract or otherwise. The immediately preceding sentence, however, shall not be applicable to any Tenant corporation the outstanding voting stock of which is listed on a national securities exchange or actively traded over-the-counter. In determining whether or not to grant its consent to the Tenant's sublet or assignment request, Landlord may consider any reasonable factor. Landlord and Tenant agree that failure to satisfy any one of the following factors, or any other reasonable factor, will be reasonable grounds for denying Tenant's request:

     (1) financial strength of the proposed subtenant/assignee, as evidenced by financial statements certified by an independent public accountant, shall be sufficient to reasonably assure Landlord that it can perform the Tenant's covenants and obligations under this Lease;

     (2) business reputation of the proposed subtenant/assignee must be reasonably satisfactory to Landlord;

     (3) use of the Premises by the proposed subtenant/assignee will be only for the Permitted Use and will not constitute a nuisance or disturb or endanger Occupants of the Park or interfere with their use of their respective premises, or which would tend to injure the reputation of the Park; and the assignment or sublease is not to any person, firm or corporation which is (or immediately prior to such subletting or assignment, was) an occupant or tenant of the Park.

     In addition to the foregoing requirements of this Section 15.2, Landlord's consent to any such proposed transfer is conditioned upon Tenant complying with the following requirements:

     (a) Any assignment of this Lease shall transfer to the assignee all of Tenant's right, title and interest in this Lease and all of Tenant's estate or interest in the Premises.

     (b) At the time of any assignment or subletting, and at the time when Tenant requests Landlord's written consent thereto, this Lease must be in full force and effect, without any breach or default thereunder on the part of Tenant.

     (c) Any such assignee shall assume, by written, recordable instrument, in form and content satisfactory to Landlord, the due performance of all of Tenant's obligations under this Lease, including any accrued obligations at the time of the effective date of the assignment, and such assumption agreement shall state that the same is made by the assignee for the express benefit of Landlord as a third party beneficiary thereof. As copy of the assignment and assumption agreement, both in form and content satisfactory to Landlord, fully executed and acknowledged by assignee, together with a certified copy of a properly executed corporate resolution (if the assignee be a corporation) authorizing the execution and delivery of such assumption agreement, shall be sent to Landlord at least ten (10) days prior to the effective date of such assignment.


     (d) In the case of a subletting, a copy of any sublease fully executed and acknowledged by Tenant and the sublessee shall be mailed to Landlord at least ten (10) days prior to the effective date of such subletting, which sublease shall be in form and content acceptable to Landlord.

     (e) Such assignment or subletting shall be subject to all the provisions, terms, covenants and conditions of this Lease, and Tenant-assignor (and the guarantor of this Lease, if any) and the assignee or assignees shall continue to be and remain liable under this Lease, as it may be amended from time to time without notice to any assignor of Tenant's interest or to any guarantor.

     (f) Each sublease permitted under this Section 15.2 shall contain provisions to the effect that (i) such sublease is only for actual use and occupancy by the sublessee; (ii) such sublease is subject and subordinate to all the of terms, covenants and conditions of this Lease and to all of the rights of Landlord thereunder; and (iii) in the event this Lease shall terminate before the execution of such sublease, including pursuant to Section 1.3, the sublessee thereunder will, at Landlord's option, attorn to Landlord and waive any rights the sublessee amy have to terminate the sublease or to surrender possession thereunder, as a result of the termination of this Lease.

     (g) Tenant agrees to pay on behalf of Landlord any and all reasonable costs of Landlord, including reasonable attorney's fees paid or payable to outside counsel, occasioned by such assignment or subletting.

     SECTION 15.3 RESTRICTION FROM FURTHER ASSIGNMENT. Notwithstanding anything in this Lease to the contrary and notwithstanding any consent by Landlord to any sublease of the Premises, or any portion thereof, or to any assignment of this Lease or of Tenant's interest or estate in the Premises, no sublessee shall assign its sublease nor further sublease the Premises, or any portion thereof, and no assignee, except for a Related Corporation, shall further assign its interest in this Lease or its interest or estate in the Premises, or any portion thereof, nor sublease the Premises, or any portion thereof, without Landlord's prior written consent in each and every instance which consent shall not be unreasonably withheld or unduly delayed. No such assignment or subleasing shall relieve Tenant from any of Tenant's obligations contained in this Lease.

     SECTION 15.4  [INTENTIONALLY DELETED.]

     SECTION 15.5 TENANT'S FAILURE TO COMPLY. Tenant's failure to comply with all of the foregoing provisions and conditions of this Article XV shall (whether or not Landlord's consent is required under this Article), at Landlord's option, render any purported assignment or subletting null and void and of no force and effect.

     SECTION 16.6 SHARING OF EXCESS RENT. If Landlord consents to Tenant assigning its interest under this Lease or subletting all or a portion of the Premises, Tenant shall pay to Landlord (in addition to Rent and all other amounts payable by Tenant under this Lease) seventy-five percent (75%) of the rents and other consideration payable by such assignee or subtenant (excluding Related Corporations) in excess of the Rent otherwise payable by Tenant from time to time under this Lease, after deducting all of Tenant's reasonable expenses in connection with such assignment or subletting, including, without limitation, all brokerage commissions, legal expenses, reasonable attorneys' fees, alteration costs, and expenses of preparation of Premises, or portion thereof, for such assigning or subletting. For the purposes of this computation, the additional amount payable by Tenant shall be determined by application of the rental rate per square foot for the Premises or any portion thereof sublet. Said additional amount shall be paid to Landlord immediately upon receipt of such Rent or other consideration from the assignee or subtenant. If any part of the consideration received by Tenant for an assignment or subletting shall be payable other than in cash, then the payment to Landlord shall be in cash for its share of non-cash consideration based upon the fair market value thereof.

                                  ARTICLE XVI.
                         SUBORDINATION, NONDISTURBANCE,
                       NOTICE TO MORTGAGEE AND ATTORNMENT

     SECTION 16.1   SUBORDINATION BY TENANT.    This Lease and all rights of
Tenant therein, and all interest or estate of Tenant in the Premises, or any portion thereof, shall be subject and subordinate to the lien of any mortgage, deed of trust, security instrument or any other document of like nature ("Mortgage"), which at any time may be placed upon the Premises, or any portion thereof, by Landlord, and to any replacements, renewals, amendments, modifications, extensions or refinancing thereof, and to each and every advance made under any Mortgage. In order to confirm such subordination, Tenant agrees at any time hereafter, and from time to time on demand by Landlord, to execute and deliver to Landlord any instruments, releases or other documents that may be reasonably required for the purpose of subjecting and subordinating this Lease to the lien of any such Mortgage, including an instrument in the form of EXHIBIT E attached hereto. It is agreed, nevertheless, that so long as Tenant is not in default in the payment of Basic Rent and Additional Rent and the performance and observance of all covenants, conditions, provisions, terms and agreements to be performed and observed by Tenant under this Lease, that such subordination agreement or other instruments, release or document shall not interfere with, hinder or molest Tenant's right to quiet enjoyment under this Lease, nor the right of Tenant to continue to occupy the Premises, and all portions thereof, and to conduct its business thereon in accordance with the covenants, conditions, provisions, terms and agreements of this Lease. The lien of any such Mortgage shall not cover Tenant's trade fixtures or other personal property located in or on the Premises.

     SECTION 16.2   LANDLORD'S DEFAULT.   In the event of any act or omission of
Landlord constituting a default by Landlord, Tenant shall not exercise any remedy, except as specifically provided for in this Lease, until Tenant has given Landlord prior written notice of such act or omission and until a 30-day period of time to allow Landlord or the mortgagee to remedy such act or omission shall have elapsed following the giving of such notice; provided, however, if such act or omission cannot, with due diligence and in good faith, be remedied within such 30-day period, the Landlord and/or mortgagee shall be allowed such further period of time as may be reasonably necessary provided that it shall have commenced remedying the same with due diligence and in good faith within said 30-day period. In the event Landlord's act or omission which constitutes a Landlord's default hereunder results in an immediate threat of bodily harm to Tenant's employees, agents or invitees, or damage to Tenant's property Tenant may proceed to cure the default without prior notice to Landlord provided, however, in that event Tenant shall given written notice to Landlord as soon as possible after commencement of such cure. Nothing herein contained shall be construed or interpreted as requiring any mortgagee to remedy such act or omission.

     SECTION 16.3   ATTORNMENT.   If any mortgagee shall succeed to the rights
of Landlord under this Lease or to ownership of the Premises, whether through possession or foreclosure or the delivery of a deed to the Premises, then, upon the written request of such mortgagee so succeeding to Landlord's rights hereunder, Tenant shall attorn to and recognize such mortgagee as Tenant's landlord under this Lease, and shall promptly execute and deliver any instrument that such mortgagee may reasonably request to evidence such attornment (whether before or after making of the mortgage). In the event of any other transfer of Landlord's interest hereunder, upon the written request of the transferee and Landlord, Tenant shall attorn to and recognize such transferee as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such transferee and Landlord may reasonably request to evidence such attornment.

                                 ARTICLE XVII.
                                     SIGNS

     SECTION 17.1   TENANT'S SIGNS.   Tenant may, at its sole cost and expense,
erect signs on the exterior or interior of the Building, provided that such sign or signs (a) do not cause any structural damage or other damage to the Building;
(b) do not violate applicable governmental laws, ordinances, rules or regulations; (c) do not violate any existing restrictions affecting the Premises; (d) are in accordance with the sign standards for Willows Commerce Park set forth on EXHIBIT F attached hereto; and (e) all signage is approved by Landlord (which approval shall not be unreasonably withheld) and the City of Redmond. Tenant, upon vacation of the Premises, or the removal or alteration of its signs for any reason, shall be responsible for the repair, painting and/or replacement of the Building fascia surface where signs are attached.

                                 ARTICLE XVIII.
                               REPORTS BY TENANT

     SECTION 18.1 ANNUAL STATEMENTS. Upon request by Landlord at any time after 135 days after the end of the applicable fiscal year of Tenant, Tenant shall deliver to Landlord promptly after written request a financial statement or annual report of Tenant for such fiscal year, and a financial statement or annual report of any guarantor of Tenant's obligations under this Lease for such guarantor's fiscal year, which finance statement(s) or annual report(s) shall be prepared in accordance with generally accepted accounting principles and certified as correct by the auditors of Tenant or its guarantors, as the case may be, or by the Chief Financial Officer of Tenant or its guarantors.

                                  ARTICLE XIX.
                            CHANGES AND ALTERATIONS

     SECTION 19.1 TENANT'S CHANGES AND ALTERATIONS. Tenant shall not make any modifications, improvements, alterations, additions or installations in or to the Premises (hereinafter referred to in this paragraph as the "work") without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Along with any request for Landlord's consent and before commencement of any work or delivery of any materials to be used in any work to the Premises or into the Park, Tenant shall furnish Landlord with plans and specifications, names and addresses of contractors. Unless Landlord, in its consent, in writing, states that upon expiration or termination of the Term of this Lease, Landlord will require Tenant to remove all or any of the proposed alterations described in Tenant's plans and specifications and restore the Premises to the same condition they were immediately prior to such alterations, then Landlord shall not have the right, pursuant to Section 20.18, to require removal thereof as otherwise set forth in Section 20.18. Tenant agrees to defend and hold Landlord harmless from any and all claims and liabilities of any kind and description which may arise out of or be connected in any way with said modifications, improvements, alterations, additions or installations. All such work shall be done only by contractors or mechanics reasonably approved by Landlord and at such time and in such manner as Landlord may from time to time reasonably designate. Tenant shall pay the cost of all such modifications, improvements, alterations, additions or installations, and also the cost of painting, restoring or repairing the Premises and the Park occasioned by such modifications, improvements, alterations, additions or installations. Upon completion of the work, Tenant shall furnish Landlord with contractor's affidavits and full and final waivers of liens. All such work shall comply with all insurance requirements and all laws, ordinances, rules and regulations of all governmental authorities and shall be constructed in a good and workmanlike manner. Tenant shall permit Landlord to inspect construction operations in connection with any such work. Tenant or Tenant's contractor shall perform all work in such manner as to avoid materially interfering with Landlord's operation of the Park and to avoid any labor dispute or stoppage or impairment of other construction activities at the Park. In the event that any such stoppage or improvement of work occurs or any such labor dispute or potential dispute arises, then Tenant shall undertake such action necessary to eliminate such stoppage, improvement or dispute, including, without limitation: (a) removing all disputants from the job site until such time as the dispute no longer exists, (b) seeking a temporary restraining order or other injunctive relief with regard to illegal union activities or breach of contract between Tenant and Tenant's contractors, or (c) filing such unfair labor practice charges as may be appropriate. Notwithstanding anything to the contrary contained herein, Tenant shall be permitted to perform work not affecting the structural, electrical or mechanical systems of the Premises or the Park which does not in the aggregate cost more than $30,000 in any twelve (12) month period (but subject to all the other terms of this Section 19 other than (i) the requirements set forth in the second sentence of this Section 19 and (ii) furnishing Landlord with contractors' affidavits and lien waivers if requested by Landlord), provided Tenant notifies Landlord at least ten (10) days prior to the commencement of such work and delivers to Landlord a copy of the plans for such work, if Tenant has arranged to have plans prepared therefor. Notwithstanding the foregoing, however, Tenant shall be permitted to install, modify and remove models from the interior of the warehouse space portion of the Premises without notice to or the necessity of obtaining Landlord's consent, provided that such work does not have an adverse effect upon the structural, electrical or mechanical systems of the Premises.

                                  ARTICLE XX.
                            MISCELLANEOUS PROVISIONS

     SECTION 20.1 ENTRY BY LANDLORD. Tenant shall have personnel, including security personnel, on the Premises 24 hours per day. Landlord shall only be allowed access to the Premises after providing a minimum of 72 hours informal notice to Tenant of the need to access the Premises, unless required by any governmental agency or emergency situation to have earlier access. Tenant shall coordinate all access and Landlord shall be accompanied by a designated representative of Tenant at all times. Landlord's access shall be limited to the purpose of inspecting the Premises and making any changes to Building systems or to make any necessary repairs to comply with any laws, ordinances, rules, regulations or requirements of any public body, or the Board of Fire Underwriters, or any similar body. Nothing herein contained shall imply any duty upon the part of Landlord to do any such work which, under any provision of this Lease, Tenant may be required to perform and the performance thereof by Landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord may, during the progress of any work, keep and store upon the Premises all necessary materials, tools and equipment. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making repairs or the performance of any work in or about the Premises, or on account of bringing material, supplies and equipment into, upon or through the Premises during the course thereof, and the obligations of Tenant under this Lease shall not be thereby affected in any manner whatsoever. Landlord understands that Tenant is conducting highly confidential operations on the Premises and therefore agrees to execute, and have all parties entering the Premises through Landlord execute, a confidentiality agreement (attached hereto as EXHIBIT H).

     SECTION 20.2 EXHIBITION OF PREMISES. Landlord is hereby given the right during usual business hours at any time during the term of this Lease after 72 hours notice and in the company of Tenant's representative to enter upon the Premises and to exhibit the same for the purpose of mortgaging or selling the same. During the final six (6) months of the term, Landlord shall be entitled to display on the Premises, in such manner as to not unreasonably interfere with Tenant's business, signs indicating that the Premises are for rent or sale and suitably identifying Landlord or its agent. Tenant agrees that such signs may remain unmolested upon the Premises and that Landlord may exhibit said premises to prospective tenants during said period.

     SECTION 20.3 INDEMNIFICATION.

          20.3.1 INDEMNIFICATION BY LANDLORD. Landlord covenants to indemnify and hold harmless Tenant from and against all claims, and all costs, expenses, and liabilities incurred in connection with such claims, including any action or proceeding brought thereon, to the extent the same arise from or as a result of
(1) any accident, injury, loss, or damage whatsoever caused to any natural person, or to the property of any person alleged or proven to have occurred in or about the Park exclusive of the Premises during the term of this Lease or (2) any alleged or proven negligence or willful misconduct of Landlord or the agents, contractors, servants or employees of Landlord during the term of this Lease; excepting, however, in each case, claims, accidents, injuries, loss, or damages to the extent the same arise from or as a result of any alleged or proven negligence or willful misconduct of Tenant or of any subtenant, concessionaire, licensee or departmental lessee of Tenant or of the agents, contractors, servants or employees of Tenant or of any such subtenant, concessionaire, licensee or departmental lessee of Tenant, except to the extent Landlord has waived a claim against Tenant pursuant to Section 6.1.

          20.3.2 INDEMNIFICATION BY TENANT. Tenant covenants to indemnify and hold harmless Landlord from and against all claims, and all costs, expenses, and liabilities incurred in connection with such claims, including any action or proceeding brought thereon, arising from or as a result of (1) any accident, injury, loss, or damage whatsoever caused to any natural person, or to the property of any person, alleged to have occurred on or about the Premises during the term of this Lease, or (2) any alleged or proven negligence or willful misconduct of Tenant or of any sublessee, concessionaire, licensee or departmental lessee of Tenant or of the agents, contractors, servants or employees of Tenant or of any such sublessee, concessionaire, licensee or departmental lessee of Tenant during the term of this Lease alleged or proven to have occurred in or about the Park exclusive of the Premises; excepting, however, in each case, claims, accidents, injuries, loss or damages to the extent the same arise from or as a result of any alleged or proven negligence or willful misconduct of Landlord or its agents, contractors, servants or employees, except to the extent Tenant has waived a claim against Landlord pursuant to Section 6.4.

     SECTION 20.4 NOTICES. All notices, demands and requests which may be or are required to be given, demanded or requested by either party to the other shall be in writing. All notices, demands and requests shall be sent by United States registered or certified mail, postage prepaid or by a nationally recognized independent overnight courier service, addressed as follows:

          To Landlord:  Opus/Puget Western I, L.L.C.
                        c/o Opus Northwest, L.L.C.
                        Attn: Doug Klappenbach
                        200 112th Avenue N.E., Suite 205
                        Bellevue, WA 98004

     With a copy of each of:  Opus U.S. Corporation
                              Attn: Legal Department
                              800 Opus Center
                              9900 Bren Road East
                              Minnetonka, MN 55343

                              Tousley Brain
                              Attn: Russell F. Tousley, Esq.
                              56th Floor, AT&T Gateway Tower
                              700 Fifth Avenue
                              Seattle, WA 98104-5056

               To Tenant:     AT&T Wireless Services
                              Attn: Heidi Jung
                              5000 Carillon Point
                              Kirkland, WA 98033

          With a copy to:     AT&T Wireless Services
                              Attn: Jenny Marsh
                              500 Carillon Point
                              Kirkland, WA 98033

or at such other place which is not a post office box as either party may from time to time designate by written notice to the other. Notices, demands and requests which shall be served upon Landlord by Tenant, or upon Tenant by Landlord, in the manner aforesaid, shall be deemed to be sufficiently served or given for all purposes hereunder at the time such notice, demand or request shall be mailed or delivered to a courier.

     SECTION 20.5. QUIET ENJOYMENT. Landlord covenants and agrees that Tenant, upon paying the Basic Rent and Additional Rent, and upon observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, observed and performed, shall lawfully and quietly hold, occupy and enjoy the Premises (subject to the provisions of this Lease) during the term of this Lease without hindrance or molestation by Landlord or by any person or persons claiming under Landlord.

     SECTION 20.6 LAND'S CONTINUING OPERATIONS. The term "Landlord," as used in this Lease so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer or transfers or conveyance the then grantor shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, provided that any funds in the hands of such landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provision of this Lease shall be paid to Tenant. The covenants and obligations contained in this Lease on the part of Landlord shall, subject to the aforesaid, be binding on Landlord's successors and assigns, during and in respect of their respective successive periods of ownership. Nothing herein contained shall be construed as relieving Landlord of its obligations under
Article II of this Lease, or releasing Landlord from any obligation to complete the cure of any breach by Landlord during the period of its ownership of the Premises.

     SECTION 20.7 ESTOPPEL. Landlord and Tenant shall, each without charge at any time and from time to time, within ten (10) business days after written request by the other party, certify by written instrument, duly executed, acknowledged and delivered to any mortgagee, assignee of a mortgagee, proposed mortgagee, or to any purchaser or proposed purchaser, or to any other person dealing with Landlord, Tenant or the Premises:

     (a) That this Lease (and all guarantees, if any) is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified, and stating the modifications);

     (b) The dates to which the Basic Rent or Additional Rent have been paid in advance;

     (c) Whether or not there are then existing any breaches or defaults by such party or the other party known by such party under any of the covenants, conditions, provisions, terms or agreements of this Lease, and specifying such breach or default, if any, or any setoffs or defenses against the enforcement of any covenant, condition, provision, term or agreement of this Lease (or of any guaranties) upon the part of Landlord or Tenant (or any guarantor), as the case may be, to be performed or complied with (and, if so, specifying the same and the steps being taken to remedy the same); and

     (d) Such other statements or certificates as Landlord or any mortgagee may reasonably request.

     It is the intention of the parties hereto that any statement delivered pursuant to this Section 20.7 may be relied upon by any of such parties dealing with Landlord, Tenant or the Premises. If Tenant does not deliver such statement to Landlord within such twenty (20) business day period, Landlord, and any prospective purchaser or encumbrancer of the Premises or the Building, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated and is in full force and effect, except as otherwise represented by Landlord; that the current amounts of the Basic Rent and Security Deposit are as represented by Landlord; that any changes made against the Security Deposit are uncontested and valid; that there have been no subleases or assignments of the Lease; (iii) that not more than one month's Basic Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

     SECTION 20.8   RULES AND REGULATIONS.   Tenant shall perform, observe and
comply with all reasonable nondiscriminatory rules and regulations established by Landlord for the Park from time to time, including the Rules and Regulations attached hereby as EXHIBIT G.

     SECTION 20.9   MEMORANDUM OF LEASE.    Upon not less than ten (10) business
days prior written request by either party, the parties hereto agree to execute and deliver to each other a Memorandum Lease, in recordable form, setting forth
(a) the date of this Lease; (b) the parties to this Lease; (c) the term of this Lease; (d) the legal description of the Premises; and (e) such other matters reasonably requested by Landlord to be stated therein.

     SECTION 20.10  SEVERABILITY.    If any covenant, condition, provision, term
or agreement of this Lease shall, to any extent, be held invalid or unenforceable, the remaining covenants, conditions, provisions, terms and agreements of this Lease shall not be affected thereby, but each covenant, condition, provision, term or agreement of this Lease shall be valid and in force to the fullest extent permitted by law. This Lease shall be construed and be enforceable in accordance with the laws of the state in which the Premises are located.

     SECTION 20.11  SUCCESSORS AND ASSIGNS.    The covenants and agreements
herein contained shall bind and inure to the benefit of Landlord, its successors and assigns, and tenant and its permitted successors and assigns.

     SECTION 20.12  CAPTIONS.    The caption of each article of this Lease is
for convenience and reference only, and in no way defines, limits or describes the scope or intent of such article or of this Lease.

     SECTION 20.13  RELATIONSHIP OF PARTIES.   This Lease does not create the
relationship of principal and agent, or of partnership, joint venture, or of any association or relationship between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of landlord and tenant.

     SECTION 20.14  ENTIRE AGREEMENT.    All preliminary and contemporaneous
negotiations are merged into and incorporated in this Lease. This Lease together with the Exhibits contains the entire agreement between the parties and shall not be modified or amended in any manner except by an instrument in writing executed by the parties hereto.

     SECTION 20.15  NO MERGER.    There shall be no merger of this Lease or the
leasehold estate created by this Lease with any other estate or interest in the Premises by reason of the fact that the same person, firm, corporation or other entity may acquire, hold or own directly or indirectly, (a) this Lease or the leasehold interest created by this Lease or any interest therein, and (b) any such other estate or interest in the Premises, or any portion thereof. No such merger shall occur unless and until all persons, firms, corporations or other entities having an interest (including a security interest) in (1) this Lease or the leasehold estate created thereby, and (2) any such other estate or interest in the Premises, or any portion thereof, shall join in a written instrument expressly effecting such merger and shall duly record the same.

     SECTION 20.16  POSSESSION AND USE.    Tenant acknowledges that the Premises
are the property of Landlord and that Tenant has only the right to possession and use thereof upon the covenants, conditions, provisions, terms and agreements set forth in this Lease.

        SECTION 20.17 NO SURRENDER DURING LEASE TERM. No surrender to Landlord of this Lease or of the Premises, or any interest therein, prior to the expiration of the term of this Lease shall be valid or effective unless agreed to and accepted in writing by Landlord and consented to in writing by all mortgagees, and no act or omission by Landlord or any representative or agent of Landlord, other than such a written acceptance by Landlord consented to by all contract vendors and the mortgagees, as aforesaid, shall constitute an acceptance of any such surrender.

        SECTION 20.18 SURRENDER OF PREMISES. At the expiration of the term of this Lease, Tenant shall surrender the Premises in the same condition as the same were in upon delivery of possession thereto at the Commencement Date of the term of this Lease, reasonable wear and tear excepted, and shall surrender all keys to the Premises to Landlord at the place then fixed for the payment of Basic Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any. Tenant shall at such time remove all of its property therefrom and all alterations and improvements placed thereon by Tenant, if so requested by Landlord pursuant to Section 19.1. Tenant shall repair any damage to the Premises caused by such removal, and any and all such property not so removed shall, at Landlord's option, become the exclusive property of Landlord to be disposed of by Landlord, at Tenant's cost and expense, without further notice to or demand upon Tenant. If the Premises be not surrendered as above set forth, Tenant shall indemnify, defend and hold Landlord harmless against loss or liability resulting from the delay by Tenant in so surrendering the Premises, including, without limitation any claim made by any succeeding occupant founded on such delay. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease. It is understood that all furniture, fixtures and equipment shall remain the property of Tenant, whether attached or affixed in any way to the Premises, unless expressly stated otherwise.

        All property of Tenant not removed within 30 days after the last day of the term of this Lease shall be deemed abandoned. Tenant hereby appoints Landlord its agent to remove all property of Tenant from the Premises upon termination of this Lease and to cause its transportation and storage for Tenant's benefit, all at the sole cost and risk of Tenant and Landlord shall not be liable for damage, theft, misappropriation or loss thereof and Landlord shall not be liable in any manner in respect thereto. Tenant shall pay all costs and expenses of such removal, transportation and storage. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord with respect to removal or storage of abandoned property and with respect to restoring said Premises to good order, condition and repair.

        SECTION 20.19 HOLDING OVER. In the event Landlord remains in possession of the Premises after expiration of this Lease, and without the execution of a new lease, it shall be deemed to be occupying the Premises as a tenant from month to month, subject to all the provisions, conditions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy, except that the Basic Rent shall be escalated to one hundred fifty percent (150%) of the then current Basic Rent for the Premises.

        SECTION 20.20 LANDLORD APPROVALS. Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications which are prepared in connection with any construction of improvements respecting the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any reason, purpose or condition, but such approval shall merely be the consent of Landlord, as may be required hereunder, in connection with Landlord's construction of improvements relating to the Premises in accordance with such drawings, plans and specifications.

        SECTION 20.21 SURVIVAL. All obligations (together with interest or money obligations at the Maximum Rate of Interest) accruing prior to expiration of the term of this Lease shall survive the expiration or other termination of this Lease.

        SECTION 20.22 ATTORNEYS' FEES. In the event of any litigation between the parties hereto, declaratory or otherwise, in connection with or arising out of this Lease, the prevailing party on each issue in dispute shall recover from the nonprevailing party all actual costs, actual damages and actual expenses, including attorneys' fees, paralegal fees and other professional fees expended or incurred in connection therewith as set by the trial court, including for appeals, which shall be determined and fixed by the court as part of the judgment. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demand and liability incurred by Landlord if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant, or by any third party against Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense.

     SECTION 20.23 LANDLORD'S LIMITED LIABILITY. Tenant hereby recognizes that Landlord is a limited liability company. It is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, covenants, undertakings and agreements herein made on the part of Landlord are intended not as personal representations, covenants, undertakings and agreements of the members, managers, shareholders, partners, directors, officers, employees and agents of Landlord, but are made and intended for the purpose of binding only that portion of Landlord's property leased hereunder. No personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforced against, any of the members, managers, shareholders, partners, directors, officers, employees or agents of Landlord on account of this Lease, on account of any covenant, undertaking or agreements in this Lease contained (either expressed or implied), all such personal liability, if any, being expressly waived and released by Tenant herein, and by all persons claiming by, through or under Tenant. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, and if as a consequence of such default Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Park, and neither Landlord nor its members, managers, shareholders, partners, directors, officers, employees or agents nor any other person or entity owning any interest in or affiliated with Landlord shall be liable for any deficiency. The term "Landlord," as used in this Lease so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the fee of the Premises, and in the event of any transfer or transfers or conveyance the then grantor shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed. The covenants and obligations contained this Lease on the part of Landlord shall, subject to the aforesaid, be binding on Landlord's successors and assigns, during and in respect of their respective successive periods of ownership. Any claim which Tenant may have against Landlord for default in performance of any of the obligations herein contained to be kept and performed by Landlord shall be deemed waived unless suit be brought thereon within one (1) year of Landlord's sale or conveyance of its interest in the Park.

     SECTION 20.24 BROKERS. Tenant represents that Tenant has dealt directly only with CB Commercial Real Estate Group, Inc. (the "Tenant's Brokers"), as broker, in connection with this Lease and that insofar as Tenant knows, no other broker, on behalf of Tenant, negotiated or participated in negotiations of this Lease or submitted or showed the Premises or is entitled to any commission in connection therewith. Landlord represents that Landlord has dealt directly only with CB Commercial Real Estate Group, Inc. ("CB"), as broker, in connection with this Lease, and that insofar as Landlord knows, no other broker, on behalf of Landlord, negotiated or participated in negotiations of this Lease or submitted or showed the Premises or is entitled to any commission in connection therewith. Landlord and Tenant agree that no broker, including the Tenant's Brokers or CB, shall be entitled to any commission in connection with the Renewal Term, as such term is hereinafter defined, or any expansion of the Premises. Tenant shall defend, indemnify and hold harmless Landlord from and against any and all claims of brokers, finders or any like third party claiming any right to commission or compensation by or through acts of Tenant in connection herewith other than the Tenant's Brokers. Landlord shall be responsible for payment of a commission to CB and shall cause CB to share its commission with Tenant's Brokers, all such payments to be made in accordance with written agreements between Landlord and CB or Tenant's Brokers, and shall defend, indemnify and hold harmless Tenant from and against any and all claims of brokers, finders or any like third party claiming any right to commission or compensation by or through acts of Landlord in connection herewith.

     SECTION 20.25 PREPARATION OF LEASE; GOVERNING LAW. Landlord and Tenant have negotiated this Lease, have had an opportunity to be advised by legal counsel respecting the provisions contained herein and have had the right to approve each and every provision hereof; therefore, this Lease shall not be construed against either Landlord or Tenant as a result of the preparation of this Lease by or on behalf of either party. This Lease shall be governed by the laws of the State of Washington. All covenants, conditions and agreements of Tenant arising hereunder shall be performable in the county wherein the Premises are located. Any suit arising from or relating to this Lease shall be brought in the county wherein the Premises are located, and the parties hereto waive the right to be sued elsewhere.

     SECTION 20.26 JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

     SECTION 20.27 TIME IS OF THE ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

     SECTION 20.28 WORDS AND PHRASES. Words and phrases used in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender. Captions or headings throughout this Lease and the table of contents are inserted only as a matter of convenience and are not to be given any effect whatsoever in construing this Lease. Whenever locative adverbs, such as "herein," "hereunder," etc., are used herein, they shall mean and refer to this Lease in its entirety and not to any specific Section, paragraph or other part of this Lease. "Business day" means days when national banks are open in Seattle, Washington.

     SECTION 20.29 PRIOR AGREEMENTS. This Lease, together with the exhibits attached hereto and the written agreements executed and/or delivered pursuant hereto and/or executed and agreed to by Landlord and Tenant in connection herewith, embody the entire agreement between the parties relating to the subject matter hereof, and supersede all prior agreements and understandings between the Landlord and Tenant, if any, relating to the subject matter hereof.

     SECTION 20.30 NO ORAL AMENDMENTS. This Lease can only be modified or amended by an agreement in writing signed by the parties hereto. No receipt of money by Landlord from Tenant or any other person after termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises, shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand or suit, or imply consent for any action for which

Landlord's consent is required, unless specifically agreed to in writing by Landlord. Any amounts received by Landlord may be allocated to any specific amounts due from Tenant to Landlord as Landlord determines.

     SECTION 20.31 TENANT DEFINED. The word "Tenant" as used in this Lease shall mean each and every person, partnership or corporation who is mentioned as Tenant herein or who executes this Lease as Tenant. If there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Lease to be duly executed as of the day and year first above written.

                                            LANDLORD:

                                            OPUS/PUGET WESTERN I, L.L.C.,
                                            a Delaware limited liability company

                                            By: OPUS NORTHWEST, L.L.C.,
                                                a Delaware limited liability
                                                company, its Manager

                                                By: /s/ DOUG KLAPPENBACH
                                                    ----------------------------
                                                        Doug Klappenbach
                                                        Vice President - Manager


                                            TENANT:

                                            AT&T WIRELESS SERVICES, INC.,
                                            a Delaware corporation

                                            By: /s/ JOHN D. THOMPSON
                                                --------------------------------
                                                Its Vice President


                                            McCAW PROPERTY INVESTMENTS, INC.,
                                            A Washington Corporation


                                            By: /s/ JOHN D. THOMPSON
                                                --------------------------------
                                                Its Sr. Vice President

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

      I certify that I know or have satisfactory evidence that DOUG KLAPPENBACH is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Vice President - Manager of OPUS NORTHWEST, L.L.C., a Delaware limited liability company, in its capacity as the Manager of OPUS/PUGET WESTERN I, L.L.C., a Delaware limited liability company, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

      Dated: October 31, 1995.
            --------------------------

                                          /s/ LAURA J. KINNUNEN
                                          --------------------------------------
                                          (Signature of Notary Public)

                                          LAURA J. KINNUNEN
                                          --------------------------------------
                                          (Printed Name of Notary Public)

                                          My Appointment expires 8-4-96
                                                                ----------------



STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

      I certify that I know or have satisfactory evidence that JOHN D. THOMPSON is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Sr. V.P. of McCAW PROPERTY INVESTMENTS, INC., a Washington corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

      Dated: Oct. 30, 1995.

                                          /s/  L. A. MCGINNESS
                                          --------------------------------------
                                          (Signature of Notary Public)

                                          L. A. McGinness
                                          --------------------------------------
        [NOTARY PUBLIC SEAL]              (Printed Name of Notary Public)

                                          My Appointment expires 9/19/97
                                                                ----------------

STATE OF WASH.   )
                 )  ss.
COUNTY OF KING   )


     I certify that I know or have satisfactory evidence that JOHN D. THOMPSON is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Sr. V.P. of AT&T WIRELESS SERVICES, INC., a Delaware corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

     Date: Oct. 30, 1995.


                                    /s/ L. A. MCGINNESS
                                    ----------------------------------
[NOTARY PUBLIC SEAL]                (Signature of Notary Public)

                                      L. A. McGinness
                                    -----------------------------------
                                    (Printed Name of Notary Public)

                                    My Appointment expires 9/19/97
                                                           ------------



                                       31